UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Covenant Transport, Inc.
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COVENANT TRANSPORT, INC.
400 Birmingham Highway
Chattanooga, Tennessee 37419
___________________________________________

NOTICE AND PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2006
___________________________________________

To Our Stockholders:

You are cordially invited to attend the 2006 annual meeting of stockholders of Covenant Transport, Inc., a Nevada corporation, to be held at our principal executive offices, 400 Birmingham Highway, Chattanooga, Tennessee 37419, at 10:00 a.m. local time, on Tuesday, May 23, 2006, for the following purposes:

1.	To consider and act upon a proposal to elect seven (7) directors;

2.	To consider and act upon the 2006 Omnibus Incentive Plan for grants of stock options, stock-based awards, and other incentive awards; and

3.	To consider and act upon such other matters as may properly come before the meeting and any adjournment thereof.

The foregoing matters are more fully described in the accompanying proxy statement.

The Board of Directors has fixed the close of business on March 29, 2006, as the record date for the determination of stockholders entitled to receive notice of and to vote at the annual meeting or any adjournment thereof. Shares of Class A and Class B common stock may be voted at the annual meeting only if the holder is present at the annual meeting in person or by valid proxy. YOUR VOTE IS IMPORTANT. To ensure your representation at the annual meeting, you are requested to promptly date, sign, and return the accompanying proxy in the enclosed envelope. You may also vote on the Internet by completing the electronic voting instruction form found at www.cesvote.com or by telephone using a touch-tone telephone and calling 1-888-693-8683. Returning your proxy now will not interfere with your right to attend the annual meeting or to vote your shares personally at the annual meeting, if you wish to do so. The prompt return of your proxy may save us additional expenses of solicitation.

By Order of the Board of Directors,

David R. Parker
Chairman of the Board of Directors

Chattanooga, Tennessee
April 17, 2006

COVENANT TRANSPORT, INC.
400 Birmingham Highway
Chattanooga, Tennessee 37419
___________________________________________

NOTICE AND PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2006
___________________________________________

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies from the stockholders of Covenant Transport, Inc., a Nevada corporation, to be voted at the annual meeting of stockholders, which will be held at our principal executive offices, 400 Birmingham Highway, Chattanooga, Tennessee 37419, at 10:00 a.m. local time, on Tuesday, May 23, 2006, and any adjournment thereof. THE ENCLOSED PROXY IS SOLICITED BY OUR BOARD OF DIRECTORS. If not otherwise specified, all proxies received pursuant to this solicitation will be voted (i) FOR the director nominees named below; (ii) FOR the approval of the 2006 Omnibus Incentive Plan; and (iii) in accordance with the judgment of the proxy holders, with respect to any other matters properly brought before the annual meeting.

The proxy statement, proxy card, and our annual report for the fiscal year ended December 31, 2005, was first mailed on or about April 17, 2006, to stockholders of record at the close of business on our record date of March 29, 2006.  Except to the extent it is incorporated by specific reference, the enclosed copy of our 2005 annual report is not incorporated into this proxy statement and is not to be deemed a part of the proxy solicitation material.

The terms "Company," "we," "us," and "our" refer to Covenant Transport, Inc. and its consolidated subsidiaries.

Voting Rights

Only stockholders of record at the close of business on the record date are entitled to vote at the annual meeting, either in person or by valid proxy. Holders of Class A common stock are entitled to one vote for each share held. Holders of Class B common stock are entitled to two votes for each share held so long as such shares are owned by David R. Parker or certain members of his immediate family. In the event that any shares of our Class B common stock cease to be owned by Mr. Parker or certain of his family members, such shares will be automatically converted into shares of our Class A common stock. All of the issued and outstanding shares of our Class B common stock are currently owned by Mr. and Mrs. Parker as joint tenants with rights of survivorship. Unless otherwise required by Nevada law, the Class A common stock and Class B common stock vote together as a single class. On March 29, 2006, the record date, there were issued and outstanding 11,646,690 shares of Class A common stock, par value one cent ($0.01) per share, entitled to cast an aggregate 11,646,690 votes on all matters subject to a vote at the annual meeting, and 2,350,000 shares of Class B common stock, par value one cent ($0.01) per share, entitled to cast an aggregate 4,700,000 votes on all matters subject to a vote at the annual meeting. The total number of shares of our common stock issued and outstanding on the record date was approximately 13,996,690, which is entitled to cast an aggregate of 16,346,690 votes on all matters subject to a vote at the annual meeting. The total number of issued and outstanding shares excludes approximately 1,453,513 shares of Class A common stock reserved for issuance upon the exercise of outstanding stock options granted under our incentive stock plans and other arrangements. Holders of unexercised options are not entitled to vote at the annual meeting. We have no other class of stock outstanding. Stockholders are not entitled to cumulative voting in the election of directors. Votes cast at the annual meeting will be tabulated by the Inspector of Elections, and the results of all items voted upon will be announced at the annual meeting.

Quorum Requirement

In order to transact business at the annual meeting, a quorum must be present. A quorum is present if the holders of a majority of the total number of shares of Class A and Class B common stock issued and outstanding as of the record date are represented at the annual meeting in person or by proxy. Shares that are entitled to vote but that are not voted at the direction of the holder (called "abstentions") and shares that are not voted by a broker or other record holder due to the absence of instructions from the beneficial owner (called "broker non-votes") will be counted for the purpose of determining whether a quorum is present.

Required Vote

Directors are elected by an affirmative vote of a plurality of the total votes cast by stockholders entitled to vote and represented in person or by proxy at the annual meeting, which means that the seven director nominees receiving the highest number of votes for their election will be elected. Approval of any other matter submitted to stockholders requires the affirmative vote of a majority of the votes cast by stockholders entitled to vote and represented in person or by proxy at the annual meeting. Abstentions and broker non-votes are not considered affirmative votes and thus will have no effect on the election of directors by a plurality vote, but will have the same effect as negative votes with respect to the approval of any other matter submitted to stockholders.

Right to Attend Annual Meeting; Revocation of Proxy

Returning a proxy card now will not interfere with your right to attend the annual meeting or to vote your shares personally at the annual meeting, if you wish to do so. Stockholders who execute and return proxies may revoke them at any time before they are exercised by giving written notice to our Secretary at our address, by executing a subsequent proxy and delivering it to our Secretary, or by attending the annual meeting and voting in person.

Costs of Solicitation

We will bear the cost of solicitation of proxies, which we expect to be nominal and will include reimbursements for the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of our outstanding Class A common stock. Proxies will be solicited by mail, and may be solicited personally by directors, officers, or our regular employees, who will not receive any additional compensation for any such services.

Annual Report

The information included in this proxy statement should be reviewed in conjunction with the Consolidated Financial Statements, Notes to Consolidated Financial Statements, Report of Independent Registered Public Accounting Firm, and other information included in our 2005 annual report that was mailed on or about April 17, 2006, together with this notice and proxy statement, to all stockholders of record as of the record date.

How to Read this Proxy Statement

Set forth below are the proposals to be considered by stockholders at the annual meeting, as well as important information concerning, among other things, our management and our Board of Directors; executive compensation; transactions between us and our officers, directors, and affiliates; the stock ownership of certain beneficial owners and management; the services provided to us by and fees of KPMG LLP, our independent registered public accounting firm; and how stockholders may make proposals at our next annual meeting. EACH STOCKHOLDER SHOULD READ THIS INFORMATION BEFORE VOTING.

How to Vote - Proxy Instructions

If you are a holder of record of Covenant Transport, Inc. of Class A or Class B common stock, you may vote your shares either (i) over the telephone by calling a toll-free number, (ii) by using the Internet, or (iii) by mailing in your proxy card. Owners who hold their shares in street name will need to obtain a voting instruction form from the institution that holds their stock and must follow the voting instructions given by that institution.

For 2006, we have arranged for telephone and Internet-voting procedures to be used. These procedures have been designed to authenticate your identity, to allow you to give instructions, and to confirm that those instructions have been recorded properly. If you choose to vote by telephone or by using the Internet, please refer to the specific instructions on the proxy card. The deadline for voting by telephone on the Internet is 11:59 p.m. Eastern Standard Time on Monday, May 22, 2006. If you wish to vote using the proxy card, complete, sign, and date your proxy card and return it to us before the meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

At the annual meeting, the stockholders will elect seven directors to serve as the Board of Directors until our 2007 annual meeting of stockholders or until their successors are duly elected and qualified. Upon the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has nominated for election as directors David R. Parker, William T. Alt, Robert E. Bosworth, Hugh O. Maclellan, Jr., Bradley A. Moline, Niel B. Nielson, and Mark A. Scudder, each of whom is presently serving as a director. In the absence of contrary instructions, each proxy will be voted for the election of all the proposed directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES.

NOMINEES FOR DIRECTORSHIPS

Information concerning the names, ages, positions with us, tenure as a director, and business experience of the nominees standing for election as directors at the annual meeting is set forth below. All references to experience with us include positions with our operating subsidiary, Covenant Transport, Inc., a Tennessee corporation.

David R. Parker, 48, has served as President since our founding in 1985 and as Chairman of the Board and Chief Executive Officer since 1994. Mr. Parker was elected to the Board of Directors of the Truckload Carriers' Association in 1994 and also serves on the Board of Directors of the American Trucking Associations.

William T. Alt, 69, has served as a director since 1994. Mr. Alt has engaged in the private practice of law since 1962 and has served as outside counsel to the Company since 1986.

Robert E. Bosworth, 58, has served as a director since 1998. Since September 19, 2005, Mr. Bosworth has served as the President and Chief Operating Officer of Chattem, Inc., a publicly traded consumer products company. Prior to such position, Mr. Bosworth served as Chief Financial Officer for the Livingston Company, a merchant bank located in Chattanooga, Tennessee, since 2004, and as Livingston’s Vice President of Corporate Finance since 2001. From 1998 until 2001, Mr. Bosworth was a business and management consultant to various corporations in the Chattanooga area. Prior to 1998, Mr. Bosworth served for more than five years as Executive Vice President and Chief Financial Officer of Chattem, Inc. Mr. Bosworth is a director of Chattem, Inc.

Hugh O. Maclellan, Jr., 66, has served as a director since 1994. Mr. Maclellan is President of the Maclellan Foundation, Inc. and serves on the Boards of UnumProvident Corporation and SunTrust Bank, Chattanooga, N.A.

Bradley A. Moline, 39, has served as a director since 2003. Mr. Moline has been President and Chief Executive Officer of Allo Communications, LLC, a competitive local telephone company, since October 2002. Mr. Moline also has been the owner and President of Imperial Super Foods, a grocery store in Imperial, Nebraska, since February 2002. Mr. Moline was the President of Forte Technologies, a contract manufacturer of high precision parts, from February 2001 until February 2002. From 1997 to May 2001, Mr. Moline was the Senior Vice President of Finance and Chief Financial Officer of Birch Telecom, Inc., an integrated communications provider. Mr. Moline resigned from his position at Birch Telecom, Inc. to take the position with Forte Technologies more than sixteen months prior to Birch Telecom, Inc.'s filing of a petition under the federal bankruptcy laws in September 2002. From 1994 to 1997, Mr. Moline was our Treasurer and Chief Financial Officer.

Niel B. Nielson, 52, has served as a director since 2003. Dr. Nielson has been President of Covenant College since 2002. From 1997 until 2002, Dr. Nielson was the Associate Pastor of Outreach for College Church in Wheaton, Illinois. Dr. Nielson was a partner and trader for Ritchie Capital Markets Group, LLC from 1996 to 1997. Prior to 1996, Dr. Nielson served as an executive officer in various companies, including serving for two years as Senior Vice President of Chicago Research and Trading Group, Ltd., a company at which he was employed for nine years. Dr. Nielson holds twelve investment company directorships in the First Trust Fund Complex.

Mark A. Scudder, 43, has served as a director since 1994. Mr. Scudder has been an attorney for more than ten years with Scudder Law Firm, P.C., L.L.O., Lincoln, Nebraska, and has been President of the firm since January 1, 2003. The firm is our outside corporate and securities counsel. Mr. Scudder is a director of Knight Transportation, Inc., a publicly traded truckload carrier, and Genesee & Wyoming Inc., a publicly traded, international short-line railroad.

CORPORATE GOVERNANCE

The Board of Directors and Its Committees

Board of Directors

Meetings. Our Board of Directors held four regularly scheduled meetings and one special meeting during the fiscal year ended December 31, 2005. All of our directors attended at least 75% of the regularly scheduled meetings of the Board of Directors and each committee on which he served. Mr. Maclellan missed one regularly scheduled meeting and the special meeting. We encourage the members of our Board of Directors to attend our annual meetings of stockholders. All seven of our then-current directors attended the 2005 annual meeting of stockholders.

Director Independence. Our Class A common stock is listed on the Nasdaq National Market. Therefore, it is subject to the listing standards, including standards relating to corporate governance, embodied in applicable rules promulgated by the National Association of Securities Dealers, Inc. (the "NASD"). Pursuant to NASD Rule 4350(c)(1), the Board of Directors has determined that the following directors and nominees are "independent" under NASD Rule 4200(a)(15): Robert E. Bosworth, Hugh O. Maclellan, Jr., Bradley A. Moline, and Niel B. Nielson. In accordance with NASD Rule 4350(c)(2), our independent directors held meetings, referred to as "executive sessions," at which only the independent directors were present, either before or following each regularly scheduled meeting of the full Board of Directors.

Communications with the Board of Directors. Our Board of Directors has adopted procedures by which our stockholders may communicate with our Board regarding matters of substantial importance to us. Information concerning the manner in which stockholders can communicate with the Board is available on our website at http://www.covenanttransport.com.

Committees of the Board of Directors

The Audit Committee

Functions, Composition, and Meetings of the Audit Committee. Our Audit Committee operates pursuant to a written Audit Committee Charter. A copy of the Third Amended and Restated Audit Committee Charter was included as Appendix A to our proxy statement relating to our 2004 annual meeting of stockholders filed with the Securities and Exchange Commission (the "SEC") on April 19, 2004, and is available to stockholders on our website at http://www.covenanttransport.com. The responsibilities of the Audit Committee are set forth in the Audit Committee Report, which appears below. The Audit Committee met eight times during 2005. Messrs. Bosworth and Moline have served on the Audit Committee since 2003, while Dr. Nielson has served on the Audit Committee since 2004. Mr. Bosworth serves as Chairman of the Audit Committee.

Each member of the Audit Committee satisfies the independence and audit committee membership criteria set forth in NASD Rule 4350(d)(2). Specifically, each member of the Audit Committee:

•	is independent under NASD Rule 4200(a)(15);
•	meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act");
•	did not participate in the preparation of our financial statements or the financial statement of any of our current subsidiaries at any time during the past three years; and
•	is able to read and understand fundamental financial statements, including our balance sheet, statement of operations, and cash flows statement.

Audit Committee Financial Expert. The Board of Directors has determined that at least one "audit committee financial expert," as defined under Item 401(h) of Regulation S-K and NASD Rule 4350(d)(2)(A), currently serves on the Audit Committee. The Board of Directors has identified Mr. Bosworth as an audit committee financial expert. Mr. Bosworth is independent, as independence for audit committee members is defined under applicable NASD rules.

Audit Committee Report. In performing its duties, the Audit Committee, as required by applicable rules of the SEC, issues a report recommending to the Board of Directors that our audited financial statements be included in our annual report on Form 10-K, and determines certain other matters, including the independence of our independent registered public accounting firm. The Audit Committee Report for 2005 is set forth below.

The Audit Committee Report shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, notwithstanding any general statement contained in any such filings incorporating this proxy statement by reference, except to the extent we incorporate such report by specific reference.

Audit Committee Report for 2005

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's financial reports and financial reporting processes and systems of internal control over financial reporting. The Company's management has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal control. The Company retains an independent registered public accounting firm, which is responsible for conducting an independent audit of the Company's financial statements, the effectiveness of management's assessment of internal control over financial reporting, and the effectiveness of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing reports thereon.

In performing its duties, the Audit Committee has discussed the Company's financial statements, management's assessment of internal control over financial reporting, and the effectiveness of internal control over financial reporting with management and the Company's independent registered public accounting firm and, in issuing this report, has relied upon the responses and information provided to the Audit Committee by management and such accounting firm. For the fiscal year ended December 31, 2005, the Audit Committee (i) reviewed and discussed the audited financial statements, management's assessment of internal control over financial reporting, and the effectiveness of internal control over financial reporting with management and KPMG LLP, the Company's independent registered public accounting firm; (ii) discussed with the independent registered public accounting firm the matters required to be disclosed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended; (iii) received and discussed with the independent registered public accounting firm the written disclosures and the letter from such accounting firm required by Independence Standards Board Statement No. 1, Independence Discussions with Audit Committees, as amended; and (iv) has discussed with the independent registered public accounting firm its independence. The Audit Committee met with representatives of the independent registered public accounting firm without management or other persons present on two occasions during 2005.

Based on the foregoing reviews and meetings, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the annual report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the SEC.

Audit Committee:
Robert E. Bosworth, Chairman
Bradley A. Moline
Niel B. Nielson

The Compensation Committee

Functions, Composition, and Meetings of the Compensation Committee. As more fully outlined in the Compensation Committee Charter, the primary functions of the Compensation Committee are to aid our Board in discharging its responsibilities relating to the compensation of our executive officers, including the chief executive officer; to evaluate and approve our compensation plans, policies, and programs; to produce an annual report on executive compensation; and to perform such other duties as may be assigned to it by our Board or imposed by applicable laws or regulations. In furtherance of its duties, the Compensation Committee reviews and approves certain aspects of compensation of our executive officers and makes recommendations on other compensation matters to the full Board of Directors. For most of 2005, Messrs. Moline and Maclellan served as the members of the Compensation Committee, with Mr. Moline serving as Chairman. The Compensation Committee held a total of three meetings in 2005, all of which were regular meetings. The Board of Directors appointed Dr. Nielson to the Compensation Committee in November 2005. On December 31, 2005, Mr. Moline resigned from the Compensation Committee.

Compensation Committee Charter. Our Board adopted a written charter for the Compensation Committee in April 2004. A copy of the charter is available to stockholders on our website at http://www.covenanttransport.com.

Report of the Compensation Committee. The Compensation Committee Report on Executive Compensation for 2005 is set forth below under the section titled "Executive Compensation - Compensation Committee Report on Executive Compensation."

The Nominating and Corporate Governance Committee

Functions, Composition, and Meetings of the Nominating and Corporate Governance Committee. In April 2004 the Board of Directors established a Nominating and Corporate Governance Committee to recommend to the Board of Directors potential candidates for election to the Board of Directors and to make recommendations to the Board concerning issues related to corporate governance, as more specifically detailed in the written charter discussed below. During 2005, Mr. Maclellan and Dr. Nielson served as the Nominating and Corporate Governance Committee, with Mr. Maclellan serving as Chairman. All current members of the Nominating and Corporate Governance Committee are independent, as independence for nominating committee members is defined under applicable NASD rules. The Committee met three times in 2005. The Nominating and Corporate Governance Committee has recommended that the Board of Directors nominate David R. Parker, William T. Alt, Robert E. Bosworth, Hugh O. Maclellan, Jr., Bradley A. Moline, Niel B. Nielson, and Mark A. Scudder for election at the annual meeting, each of whom is currently serving as a director.

Nominating and Corporate Governance Committee Charter. A written charter for the Nominating and Corporate Governance Committee was adopted in April 2004. A copy of the charter is available to stockholders on our website at http://www.covenanttransport.com.

Process for Identifying and Evaluating Director Nominees. Director nominees are chosen by the entire Board of Directors, after considering the recommendations of the Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee review the qualifications of various persons to determine whether they are qualified candidates for membership on the Board of Directors. The Nominating and Corporate Governance Committee will review all candidate recommendations, including those properly submitted by stockholders, in accordance with the requirements of its charter. With regard to specific qualities and skills, the Nominating and Corporate Governance Committee believes it necessary that: (i) at least a majority of the members of the Board of Directors qualify as "independent" under NASD Rule 4200(a)(15); (ii) at least three members of the Board of Directors satisfy the audit committee membership criteria specified in NASD Rule 4350(d)(2); and (iii) at least one member of the Board of Directors eligible to serve on the Audit Committee has sufficient knowledge, experience, and training concerning accounting and financial matters so as to qualify as an "audit committee financial expert" within the meaning of Item 401(h) of Regulation S-K. In addition to these specific requirements, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate, which may include experience, accomplishments, education, understanding of our business and the industry in which we operate, specific skills, general business acumen, and personal and professional integrity. Generally, the Nominating and Corporate Governance Committee will first consider current Board members because they meet the criteria listed above and possess knowledge of our history, strengths, weaknesses, goals, and objectives. We do not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.

Stockholder Director Nominee Recommendations. It is generally the policy of the Nominating and Corporate Governance Committee to consider stockholder recommendations of proposed director nominees if such recommendations are serious and timely received. To be timely, recommendations must be received in writing at our principal executive offices, 400 Birmingham Highway, Chattanooga, Tennessee 37419, at least 120 days prior to the anniversary date of mailing of our proxy statement for the prior year's annual meeting. For the 2007 annual meeting, the deadline for receiving stockholder recommendations of proposed director nominees will be December 17, 2006. In addition, any stockholder director nominee recommendation must include the following information:

•	the proposed nominee's name and qualifications and the reason for such recommendation;
•	the name and record address of the stockholder(s) proposing such nominee;
•	the number of shares of our Class A and/or Class B common stock that are beneficially owned by such stockholder(s); and
•	a description of any financial or other relationship between the stockholder(s) and such nominee or between the nominee and us or any of our subsidiaries.

In order to be considered by the Board, any candidate proposed by one or more stockholders will be required to submit appropriate biographical and other information equivalent to that required of all other director candidates.

Director Compensation

Directors who are not our employees or employees of one of our subsidiaries currently receive a $15,000 annual retainer, $1,000 per Board of Directors meeting attended in person, and $500 per Board of Directors meeting attended by telephone. An additional annual retainer of $5,000 is paid to the Audit Committee Chairman, and an additional annual retainer of $2,500 is paid to the Compensation Committee Chairman. The Board has not established a retainer for the Nominating and Corporate Governance Committee Chairman. Committee members also receive $500 for committee meetings attended that occur on days separate from board meetings. In May 2005, the Board of Directors granted each non-employee director an option to purchase 2,500 shares of our Class A common stock, under the Outside Director Stock Option Plan, at $13.64 per share, the closing price on the date of the grant. The options immediately vested and must be exercised within ten (10) years of the date of the grant. We also reimburse our non-employee directors for travel and other related expenses incurred in attending such meetings.

Directors who are our employees or employees of one of our subsidiaries do not receive compensation for board or committee service.

Our Executive Officers

Set forth below is certain information regarding our current executive officers and significant employees. All executive officers are elected annually by the Board of Directors.

Michael W. Miller, 48, has served as our Executive Vice President and Chief Operating Officer since 1997. He previously served as our Vice President of Operations from 1993 to 1997 and in various other positions from 1987 to 1993. Mr. Miller has over 25 years of experience in the transportation industry. Mr. Miller also served as a director until the May 2004 annual meeting.

Joey B. Hogan, 44, has served as our Chief Financial Officer since 1997. Mr. Hogan has been an Executive Vice President since May 2003 and was a Senior Vice President from December 2001 to May 2003. From joining us in August 1997 through December 2001, Mr. Hogan also served as our Treasurer. In 1996 and 1997, Mr. Hogan served as Chief Financial Officer of The McKenzie Companies in Cleveland, Tennessee, a group of privately owned companies. From 1986 to 1996, Mr. Hogan served in various capacities, including three years as Director of Finance, with Chattem, Inc.

L. D. "Micky" Miller, III, 53, has served as our Executive Vice President - Sales and Marketing since joining us in December 2002. Mr. Miller has over 25 years of sales and operations experience in the trucking industry. From January 1998 to November 2002, Mr. Miller was co-owner of, but was not involved in the day-to-day management of, two privately owned trucking companies, one of which was a truckload carrier and the other of which was a less-than-truckload carrier. From 1985 to 1995, Mr. Miller served as President and Chief Executive Officer of Crown Transport Systems Inc., division of U.S. Xpress Enterprises, Inc. From 1995 to 1997, Mr. Miller served as Chairman of the CSI/Crown division of U.S. Xpress Enterprises, Inc. In March 2003, Ida-Tran Freight Systems, of which Mr. Miller was an officer and co-owner, voluntarily filed a bankruptcy petition in the United States District Court for the District of Idaho. In October 2003, a petition was filed against Mr. Miller in the United States Bankruptcy Court for the Northern District of Georgia.

R.H. Lovin, Jr., 54, has served in several senior management positions since joining us in 1986. Mr. Lovin has been our Senior Vice President - Administration since February 2003, and Corporate Secretary since August 1995. Mr. Lovin previously served as our Chief Financial Officer from 1986 to 1994, as Vice President of Administration from May 1994 to May 2003, and as director from May 1994 to May 2003.

Tony Smith, 58, has served as President of Southern Refrigerated Transport, Inc., one of our subsidiaries, since 1998. Mr. Smith also served as President of Tony Smith Trucking, Inc., a former subsidiary, from October 1998 to December 2004.

Richard L. Towe, 52, has served in several senior management positions since joining us in 1992. Mr. Towe has been our Senior Vice President - Driver Management since February 2003. Mr. Towe previously served as a Fleet Manager from 1992 to1993, as Director of Driver Relations from 1993 to October 1998, and as Vice President of Driver Relations from October 1998 to February 2003.

Jeffery Acuff, 43, has served in several management positions since joining us in 1987. Currently, Mr. Acuff serves as Vice President and General Manager of our Expedited Team service offering and has done so since August 2005. Previously, Mr. Acuff served as our Vice President of Customer Service from July 2000 to August 2005.

Jeffrey Paulsen, 40, has served as our Senior Vice President and General Manager of our Regional service offering since joining us in November 2005. Mr. Paulsen joined us with over fifteen (15) years of experience in the transportation industry obtained with Werner Enterprises, Inc. While at Werner, Mr. Paulsen served as Vice President Field Sales from July 2004 to November 2005, and Associate Vice President Field Sales from July 2002 to July 2004, where he managed Werner’s outside sales force. Prior to that, Mr. Paulsen served as the Senior Sales Director-West/Southwest, Western Canada, and Mexico from July 2001 to July 2002, where he oversaw Werner’s international business, including border crossing procedures and Mexican carrier relationships. From June 1999 to July 2001 Mr. Paulsen served as Werner’s Sales Director of the West/Southwest where he was responsible for coordinating the sales of various service offerings and directing rate and fuel surcharge initiatives.

Jeffrey Taylor, 39, has served as our Vice President and General Manager of our Refrigerated service offering since joining us in September 2005. Prior to joining us, Mr. Taylor served as the Director of Air Cargo Executive Support for Xpress Global Systems from September 2004 to February 2005, where he was responsible for managing the sales team, forecasting developed sales, and developing capacity for the linehaul division. Prior to his employment at Xpress Global Systems, Mr. Taylor served as the Vice President of Operations and Sales of Jim Palmer Trucking from January 2000 to September 2004.

See "Nominees for Directorships" above for information concerning the business experience of David R. Parker.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us, we believe that our officers, directors, and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2005. We make available copies of Section 16(a) forms that our directors and executive officers file with the SEC through our website at http://www.covenanttransport.com.

Code of Conduct and Ethics

Our Board of Directors has adopted a Code of Conduct and Ethics that applies to all directors, officers, and employees, whether with us or one of our subsidiaries. The Code of Conduct and Ethics includes provisions applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that constitute a "code of ethics" within the meaning of Item 406(b) of Regulation S-K. A copy of the Code of Conduct and Ethics is available to stockholders on our website at http://www.covenanttransport.com.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation paid to our Chief Executive Officer and the four other most highly compensated executive officers, to whom we refer as the named executive officers, for services to us in all capacities for the fiscal years ended December 31, 2005, 2004, and 2003.

Summary Compensation Table

Long-Term Compensation
		Annual Compensation			Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation(1)	Securities Underlying Options (#)	All Other Compensation(2)
David R. Parker Chairman, President, and Chief Executive Officer	2005 2004 2003	$535,000 $545,798 $530,856	- $ 126,083(4) -	$35,417 $26,592 $37,713	15,690(4) 10,000(4) 16,891	$81,411 $42,429 $54,961
Michael W. Miller Executive Vice President and Chief Operating Officer	2005 2004 2003	$282,527 $286,485 $272,506	- $ 67,297(4) -	- - $27,600	13,307(4) 10,000(4) 13,537	- - -
Joey B. Hogan Executive Vice President and Chief Financial Officer	2005 2004 2003	$212,537 $210,896 $194,647	- $ 50,626(4) -	- - -	12,285(4) 10,000(4) 12,612	- - -
L. D. "Micky" Miller, III Executive Vice President- Sales and Marketing	2005 2004 2003	$223,271 $185,282 $169,874	- $ 44,030(4) -	- - -	9,487(4) 7,500(4) 7,500	- - -
Tony Smith, President of Southern Refrigerated Transport, Inc.	2005 2004 2003	$209,302 $185,827 $243,573	$ 112,549(3) $ 62,291(4) $ 120,000(5)	- - -	12,076(4) 7,500(4) 8,961	- - -
__________________________

(1)
For all named executive officers other than Mr. Parker in all years and Michael W. Miller in 2003, other annual compensation did not exceed 10% of such named executive officer's total salary and bonus. The amounts listed for Mr. Parker reflect reimbursement for the payment of taxes payable by Mr. Parker because of the change in method of payments made to fund the split-dollar life insurance policy as well as the method of payment of the term life insurance policy discussed under footnote 2 below. The amount listed for Mr. Michael Miller reflects the amount of a company car allowance for him for 2003.

(2)
Mr. Parker's other compensation under the column "All Other Compensation" in 2005, 2004, and 2003 includes the amount of compensation he received to make payments on a split-dollar life insurance policy and its replacement term life insurance policy. Under agreements entered into in December 1992 and December 2001, we were obligated to provide split-dollar life insurance arrangements for Mr. Parker. In years prior to 2002, we paid the premiums, were entitled to receive repayment of the premiums advanced from the death benefit or cash value, and Mr. Parker was deemed to have compensation equal to a portion of the premium advanced. In response to the Sarbanes-Oxley Act of 2002, we began to pay Mr. Parker, as compensation, amounts that Mr. Parker uses to pay insurance premiums on the split-dollar life insurance policy. In July 2005, we cancelled Mr. Parker’s split-dollar life insurance policy and elected to instead supply a term life insurance policy. Under the new arrangement, we pay Mr. Parker, as compensation, amounts that Mr. Parker uses to pay premiums on the term life insurance policy.

(3)	The amount reflects cash bonus earned by Tony Smith in 2005. Mr. Smith, as President of our subsidiary SRT, was awarded a cash bonus pursuant to the SRT cash bonus program.
(4)
The amount reflects cash portion of bonus earned by the named executive officer in 2004. The cash portion is equal to the percentage of the bonus earned under the named executive officers' compensation program elected in the form of cash by the recipient. In accordance with the program, at least 25% must be accepted through the issuance of immediately exercisable stock options at the rate of an option on 100 shares for each $1,000 of bonus payment foregone, and the recipient may elect to receive up to 100% of the bonus in the form of stock options. In 2002, the named executive officers received options under the compensation program to purchase the following numbers of shares of Class A common stock at the $17.30 fair market value on February 20, 2003 (the date of the grant): David Parker-6,891; Michael Miller-3,537; Joey Hogan-2,612; and Tony Smith-1,461. These stock options are included under the "Securities Underlying Options" column above for 2003, the year the grant was made. For 2004, the named executive officers received options under the compensation program to purchase the following numbers of shares of Class A common stock at the $21.43 fair market value on February 16, 2005 (the date of the grant): David Parker-5,690; Michael Miller-3,037; Joey Hogan-2,285; L.D. "Micky" Miller, III-1,987; and Tony Smith-2,076. These stock options are included under the "Securities Underlying Options" column above for 2005, the year the grant was made.

(5)
The amount includes a $120,000 bonus paid in 2003 pursuant to an employment agreement we entered into in 1998 with Mr. Smith, in connection with our acquisition of Southern Refrigerated Transport, Inc. and Tony Smith Trucking, Inc. The employment agreement terminated in October 2003.

Option/SAR Grants in Last Fiscal Year

The following table lists stock options granted to the named executive officers during the fiscal year ended December 31, 2005. We have not granted any stock appreciation rights ("SARs").

Individual Grants					Potential realizable value at assumed annual rates of stock price appreciation for option term
Name	Number of securities underlying options/SARs granted (#)(1)	Percent of total options/SARs granted to employees in fiscal year	Exercise or base price ($/Sh)	Expiration Date(2)	5% ($)	10% ($)
David R. Parker	5,690 10,000	2.6% 4.5%	$21.43 $13.64	2/16/15 5/10/15	76,701 85,800	194,314 217,400
Michael W. Miller	3,037 10,000	1.4% 4.5%	$21.43 $13.64	2/16/15 5/10/15	40,939 85,800	103,714 217,400
Joey B. Hogan	2,285 10,000	1.0% 4.5%	$21.43 $13.64	2/16/15 5/10/15	30,802 85,800	78,033 217,400
L. D. "Micky" Miller, III	1,987 7,500	0.9% 3.4%	$21.43 $13.64	2/16/15 5/10/15	26,785 64,350	67,856 163,050
Tony Smith	2,076 10,000	0.9% 4.5%	$21.43 $13.64	2/16/15 5/10/15	27,984 85,800	70,895 217,400
__________________________

(1)
Upon grant, the options would have become exercisable with respect to one-third of the shares covered thereby on each of May 10, 2006, 2007, and 2008, and would have become immediately exercisable in the event of a change of control involving us. However, on August 31, 2005, we accelerated the vesting of all outstanding options, including those granted May 10, 2005, such that the options vested immediately and became exercisable at that time.

(2)
Prior to the expiration date, the options will expire three months after the date on which the option holder's employment with us is terminated. However, if such termination occurs due to (i) retirement with the consent of the Board of Directors or a committee appointed by the Board, (ii) death, or (iii) disability, the options will terminate 36 months after termination due to such retirement or disability and 12 months after the option holder's death. If the option holder dies within three months after termination of his or her continuous status as our employee, the options will terminate 12 months after the option holder's death.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

The following table sets forth the options under the our 2003 Incentive Stock Plan that were exercised during the fiscal year ended December 31, 2005, by the named executive officers. None of our named executive officers exercised options during 2005.

	Shares acquired on exercise	Value realized	Number of securities underlying unexercised options/SARs at fiscal year-end (#)		Value of unexercised in-the-money options/SARs at fiscal year- end (1) ($)
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
David R. Parker	0	0	351,787	0	724,377	0
Michael W. Miller	0	0	144,872	0	229,395	0
Joey B. Hogan	0	0	142,169	0	228,518	0
L. D. "Micky" Miller, III	0	0	39,487	0	2,550	0
Tony Smith	0	0	66,076	0	100,300	0
__________________________

(1)	Based on the $13.98 closing price of our Class A common stock on December 30, 2005, the last trading day of 2005.

Effective August 31, 2005, our Board of Directors approved the accelerated vesting of certain outstanding stock options previously granted under our 2003 Incentive Stock Plan. As a result, all unvested options granted thereunder before August 31, 2005 were accelerated. Accordingly, options to purchase 92,497 shares of our Class A common stock held by the named executive officers, which otherwise would have vested from time to time over the thirty-two months (32) months following the acceleration date, became fully vested and immediately exercisable. The accelerated vesting of these options is reflected in the table above.

The Board’s decision was based upon a recommendation of our Compensation Committee (consisting entirely of independent, non-employee directors), and was in accordance with the applicable provisions of our 2003 Incentive Stock Plan. The primary purpose of the accelerated vesting was to eliminate future compensation expense we would otherwise recognize in its statement of operations with respect to these accelerated options upon the adoption of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (Revised 2004), Share-Based Payment. SFAS 123R requires that compensation expense associated with stock options be recognized in the statement of operations, rather than as a footnote disclosure in our consolidated financial statements. The acceleration of the vesting of these options did not result in a charge based on generally accepted accounting principles. We believe the acceleration decision to be in the best interest of the Company and our stockholders.

We do not have a long-term incentive plan or a defined benefit or actuarial plan and have never issued any SARs.

Employment Agreements

We currently do not have any employment, severance, or change-in-control agreements with any of our executive officers. However, under certain circumstances in which there is a change of control, holders of outstanding stock options granted under our 2003 Incentive Stock Plan may be entitled to exercise such options notwithstanding that such options may otherwise not have been fully exercisable. The Board of Directors has the authority to extend similar rights to holders of additional awards under our 2003 Incentive Stock Plan.

Compensation Committee Interlocks and Insider Participation

For most of 2005, Messrs. Maclellan and Moline served as members of the Compensation Committee, with Mr. Moline serving as Chairman. Except for Mr. Moline's service as our Treasurer and Chief Financial Officer from 1994 to 1997, none of such individuals has been an officer or employee of the Company.

During 2005, none of our executive officers served as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that had one or more executive officers serving as a member of our Board of Directors, our executive officers, and their affiliates.

The Compensation Committee Report on Executive Compensation and the performance graph appearing later in this proxy statement shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any filing incorporating this proxy statement by reference, except to the extent we incorporate this report and graph by specific reference.

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors prepared the following report on executive compensation.

Compensation Philosophy. In accordance with a pay-for-performance philosophy, the Compensation Committee seeks to provide fixed and incentive compensation of the Company's executive officers that reflects the performance of each individual and the Company. The Company’s executive compensation has two major components, fixed and incentive. Fixed compensation is designed to attract, motivate, and retain executives and be competitive with the compensation levels of executives holding comparable positions and having similar qualifications in comparable transportation companies and in companies of similar size. Incentive compensation is designed to provide rewards that are closely linked to the performance of the Company and each individual and to align the interests of the Company's employees with those of its stockholders.

Compensation of Executive Officers. During 2005, the fixed and incentive compensation levels of the Company’s executive officers were reviewed by the Compensation Committee. In reviewing and determining the base pay and other compensation of executive officers for 2005, the Compensation Committee reviewed and considered:

•	compensation of comparable executives disclosed by other transportation companies and non-trucking companies of similar size;
•	the financial performance of the Company, as well as the role and contribution of particular executives with respect to such performance;
•	non-financial performance related to the individual executive’s contributions; and
•	the compensation of executives in relation to each other and desired relative targets.

As a result of these considerations, in May 2005, the Compensation Committee approved the following changes to executive base pay: Micky Miller and Tony Smith received base pay increases of $33,800 and $15,033, respectively. Due to the fact that the Company did not meet its performance goals for 2005, the Compensation Committee did not award cash or equity bonuses to any executive officers. Mr. Smith, as President of the Company’s subsidiary SRT, was awarded a cash bonus of $112,549 pursuant to SRT’s cash bonus program. The Company’s performance goals for 2005 were based primarily on earnings per share. The Compensation Committee made annual grants of stock options covering 10,000 shares to each of Michael Miller, Joey Hogan, and Tony Smith and 7,500 shares to Micky Miller at an exercise price of $13.64, the closing price of our Class A common stock on May 10, 2005, the date of the grant.

Compensation of the Chief Executive Officer. In addition to the factors identified above in connection with compensation of the Company’s executive officers, the Compensation Committee considered the following in establishing compensation of the Company’s President and Chief Executive Officer for 2005:

•	The financial performance and stockholder returns generated under Mr. Parker’s leadership; and
•	Mr. Parker’s effectiveness in building organizational talent and depth and overseeing the Company’s restructuring into separate operating units around four major services.

The Compensation Committee has not approved a change in Mr. Parker’s base pay in six years. Additionally, no cash or equity bonus was awarded to Mr. Parker because the Company did not meet its 2005 performance goals, which were primarily based on earnings per share. The Committee did, however, make an equity award to Mr. Parker of 10,000 shares at an exercise price of $13.64, the closing price of our Class A common stock on May 10, 2005, the date of the grant.

The Compensation Committee believes the compensation of all of the executive officers was directly linked to corporate performance. No officers received cash or equity bonuses in 2005 because the Company failed to achieve its earnings target. Because the most senior executive officers of the Company have substantial holdings of the Company’s Class A and/or Class B common stock or stock options, corporate performance directly affects these executive officers through changes in the stock price. The Compensation Committee believes that stock ownership by the Company’s most senior executive officers aligns the interests of management with the interest of stockholders in the enhancing of stockholder value. Historically, the Company’s stock option programs were used to enable executives to develop and maintain a significant, long-term stock ownership position in the Company’s Class A common stock. However, SFAS 123R became effective for the Company in the first quarter of 2006 and requires that the compensation expense associated with stock options be recognized in the Company’s statements of operations, rather than as a footnote disclosure to the Company’s consolidated financial statements. Because of the impact that future stock option grants would have on the Company’s statements of operations, the Compensation Committee engaged an independent compensation consultant, Frederic W. Cook & Co., to assist in the evaluation of the Company’s incentive compensation program.
Although the Compensation Committee has not completed its evaluation, based on preliminary information, the Compensation Committee is considering the use of restricted stock tied to certain performance measures instead of some or all stock option grants. In addition, given the focus on alignment of the Company under four distinct service offerings, the Compensation Committee is considering the use of a combination of overall corporate performance and business unit performance in awarding incentive compensation.

The Compensation Committee believes that the mix of fixed and incentive (particularly stock-based) executive compensation described above provides a balanced approach that will enable the company to attract and retain highly qualified executives, reward such executives for their contribution to the Company’s growth and profitability, and ensure that the incentives of the Company’s executives are aligned with the best interest of the Company’s stockholders.

Compensation Committee:
Niel B. Nielson, Chairman
Hugh O. Maclellan, Jr.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table shows, as of March 29, 2006, the number of shares and percentage of outstanding shares of our Class A and Class B common stock beneficially owned by:

•	Each of our directors and named executive officers;

•	All of our executive officers and directors as a group; and

•	Each person known to us to beneficially own 5% or more of any class of our common stock.

The percentages shown are based on 11,646,690 shares of Class A common stock and 2,350,000 shares of Class B common stock outstanding at March 29, 2006. The shares of Class B common stock owned by Mr. and Mrs. Parker are convertible into the same number of shares of Class A common stock at any time and convert automatically if beneficially owned by anyone other than Mr. or Mrs. Parker or certain members of their family. The Class B common stock has two votes per share but otherwise is substantially identical to the Class A common stock, which has one vote per share.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class(3)
Class A & Class B Common	David R. Parker & Jacqueline F. Parker	5,501,927(4)	26.27% of Class A 100% of Class B 38.35% of Total(5)
Class A Common	Michael W. Miller	155,963	1.32% of Class A 1.10% of Total
Class A Common	Joey B. Hogan	152,751 (6)	1.30% of Class A 1.08% of Total
Class A Common	L. D. "Micky" Miller, III	39,487	*
Class A Common	Tony Smith	66,076	*
Class A Common	William T. Alt	15,000	*
Class A Common	Robert E. Bosworth	25,500(7)	*
Class A Common	Hugh O. Maclellan, Jr.	30,000	*
Class A Common	Bradley A. Moline	8,500(8)	*
Class A Common	Niel B. Nielson	7,500	*
Class A Common	Mark A. Scudder	27,150(9)	*
Class A Common	Barclays Global Investors, NA and Barclays Global Fund Advisors	677,565(10)	5.82% of Class A 4.84% of Total
Class A Common	Barrow, Hanley, Mewhinney & Strauss, Inc.	814,100(11)	6.99% of Class A 5.82% of Total
Class A Common	Dimensional Fund Advisors Inc.	1,077,253(12)	9.25% of Class A 7.70% of Total
Class A Common	Wells Fargo & Company	1,366,928(13)	11.74% of Class A 9.77% of Total
Class A & Class B Common	All directors and executive officers as a group (16 persons)	6,166,435 (14)	41.21% of Total
__________________________

*	Less than one percent (1%).
(1)
The business address of Mr. and Mrs. Parker and the other directors and named executive officers is 400 Birmingham Highway, Chattanooga, TN 37419. The business addresses of the remaining entities listed in the table above are: Barclays Global Investors, NA, 45 Fremont Street, San Francisco, CA 94105; Barclays Global Fund Advisors,

45 Fremont Street, San Francisco, CA 94105; Barrow, Hanley, Mewhinney & Strauss, Inc., One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204-2429; Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401; and Wells Fargo & Company, 420 Montgomery Street, San Francisco, CA 94104.

(2)
Beneficial ownership includes sole voting power and sole investment power with respect to such shares unless otherwise noted and subject to community property laws where applicable. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the number of shares indicated as beneficially owned by a person includes shares of Class A common stock underlying options that are currently exercisable held by the following individuals: Mr. Parker-351,787; Mr. Michael Miller-144,872; Mr. Joey Hogan-142,169; Mr. L. D. "Micky" Miller-39,487; Mr. Smith-66,076; Mr. Alt-15,000; Mr. Bosworth-22,500; Mr. Maclellan-22,500; Mr. Moline-7,500; Dr. Nielson-7,500; and Mr. Scudder-22,500. The beneficial ownership also includes the following shares of Class A common stock allocated to the accounts of the following individuals under our 401(k) plan: Mr. Parker-12,573; Mr. Michael Miller-11,091; Mr. Hogan-7,182; Mr. L. D. "Micky" Miller-0; and Mr. Smith-0. For the option holders listed above, there are no additional options to purchase that will become exercisable within 60 days of March 29, 2006.

(3)
Shares of Class A common stock underlying stock options that are currently exercisable or will be exercisable within 60 days following March 29, 2006 are deemed to be outstanding for purposes of computing the percentage ownership of the person holding such options and the percentage ownership of all executive officers and directors as a group, but are not deemed outstanding for purposes of computing the percentage ownership of any other person or entity. There are no stock options that will become exercisable within 60 days following March 29, 2006, for any executive officer or non-employee director of the Company.

(4)
Comprised of 2,687,567 shares of Class A common stock and 2,350,000 shares of Class B common stock owned by Mr. and Mrs. Parker as joint tenants with rights of survivorship; 100,000 shares of Class A common stock owned by the Parker Family Limited Partnership, of which Mr. and Mrs. Parker are the two general partners and possess sole voting and investment control; 351,787 shares of Class A common stock underlying Mr. Parker's stock options that are currently exercisable and 12,573 shares allocated to the account of Mr. Parker under our 401(k) plan.

(5)
Based on the aggregate number of shares of Class A and Class B common stock held by Mr. and Mrs. Parker. Mr. and Mrs. Parker hold 26.27% of shares of Class A and 100% of shares of Class B common stock. The Class A common stock is entitled to one vote per share, and the Class B common stock is entitled to two votes per share. Mr. and Mrs. Parker beneficially own shares of Class A and Class B common stock with 47.08% of the voting power of all outstanding voting shares.

(6)
Comprised of 3,400 shares of Class A common stock owned by Mr. Hogan and Melinda J. Hogan as joint tenants, 142,169 shares of Class A common stock underlying stock options, and 7,182 shares held by Mr. Hogan in our 401(k) plan.

(7)
Comprised of 2,000 shares of Class A common stock owned directly, 1,000 shares of Class A common stock held in an individual retirement account, and 22,500 shares of Class A common stock underlying stock options.

(8)	Comprised of 1,000 shares of Class A common stock owned directly and 7,500 shares of Class A common stock underlying stock options.
(9)
Comprised of 100 shares of Class A common stock held directly, 4,350 shares of Class A common stock held in an individual retirement account, 22,500 shares of Class A common stock underlying stock options, and 200 shares of Class A common stock held as custodian for a minor child, as to which Mr. Scudder disclaims beneficial ownership.

(10)
As reported on Schedule 13G filed with the SEC on January 26, 2006. Represents 96,480 shares of Class A common stock beneficially owned by Barclays Global Fund Advisors and 581,085 shares of Class A common stock beneficially owned by Barclays Global Investors, NA. Information is as of December 31, 2005.

(11)	As reported on Schedule 13G/A filed with the SEC on February 7, 2006. Information is as of December 31, 2005.
(12)	As reported on Schedule 13G/A filed with the SEC on February 6, 2006. Information is as of December 31, 2005.

(13)
As reported on Schedule 13G/A filed with the SEC on January 31, 2006. Represents aggregate beneficial ownership on a consolidated basis reported by Wells Fargo & Company and includes shares of Class A common stock beneficially owned by subsidiaries. Information is as of December 31, 2005.

(14)
The other executive officers are Jeffery Acuff, R.H. Lovin, Jr., Jeffrey Paulsen, Jeffrey Taylor, and Richard L. Towe. Mr. Acuff beneficially owns 21,127 shares of Class A common stock, which are comprised of 15,500 shares of Class A common stock underlying Mr. Acuff’s stock options that are currently exercisable and 5,627 shares allocated to the account of Mr. Acuff under our 401(k) plan. Mr. Lovin beneficially owns 77,070 shares of Class A common stock, which are comprised of 72,932 shares of Class A common stock underlying Mr. Lovin’s stock options that are currently exercisable and 4,138 shares allocated to the account of Mr. Lovin under our 401(k) plan. Mr. Paulsen does not beneficially own any shares of Class A common stock nor does he have any stock options underlying shares of Class A common stock which are currently exercisable or will become exercisable within 60 days of March 29, 2006. Mr. Taylor beneficially owns 2,500 shares of Class A common stock, which are comprised of 2,500 shares underlying Mr. Taylor’s stock options that are currently exercisable. Mr. Towe beneficially owns 35,884 shares of Class A common stock, which are comprised of 35,616 shares of Class A common stock underlying Mr. Towe's stock options that are currently exercisable and 268 shares allocated to the account of Mr. Towe under our 401(k) plan. Such shares are included in the calculation of all directors and executive officers as a group.

STOCK PERFORMANCE GRAPH

FIVE-YEAR CUMULATIVE TOTAL RETURNS PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return of our Class A common stock with the cumulative total stockholder return of the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Trucking & Transportation Stocks commencing December 29, 2000, and ending December 30, 2005.

        The stock performance graph assumes $100 was invested on December 29, 2000. There can be no assurance that our stock performance will continue into the future with the same or similar trends depicted in the graph above. We will not make or endorse any predictions as to future stock performance. The CRSP Index for Nasdaq Trucking & Transportation Stocks includes all publicly held truckload motor carriers traded on the Nasdaq Stock Market, as well as all Nasdaq companies within the Standard Industrial Code Classifications 3700-3799, 4200-4299, 4400-4599, and 4700-4799 US & Foreign. We will provide the names of all companies in such index upon request.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to our Audit Committee Charter, all transactions with affiliated persons or entities must be reviewed and pre-approved by our Audit Committee.

The information set forth herein briefly describes certain transactions between us and certain affiliated parties. We believe that the terms of these transactions are comparable to the terms that could be obtained from unaffiliated parties.

Company Store. A company wholly owned by Nancy Landreth operates a store that sells branded apparel and personal items on a rent-free basis in our headquarters building, and uses our service marks on its products at no cost. We made purchases from this store totaling approximately $373,000 in 2005. Ms. Landreth is Mr. Parker's step-sister. The Audit Committee has approved a continuation of this relationship and annually pre-approves purchase limits.

Certain Family Relationships. The Parker family has been involved in the transportation business for a number of years, and members of Mr. Parker's family have been employed by us from time-to-time since our inception. Clay Scholl, Mr. Parker's brother-in-law, serves as a customer service supervisor and has been employed by us since April 1986. We paid Clay Scholl $74,000 during 2005. Justin A. Smith, the son of Tony Smith, is employed by our subsidiary, Southern Refrigerated Transport, Inc., as Director of Operations. We paid Justin Smith $83,000 in 2005.

Certain Business Relationships. Mr. Scudder's law firm serves as our corporate and securities counsel and earned approximately $304,375 in fees for legal services during 2005.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accounting Fees and Services

The principal independent registered public accounting firm utilized by us during fiscal 2005 was KPMG LLP. KPMG has served as our independent registered public accounting firm since September 2001. A representative of KPMG is expected to be present at the annual meeting of stockholders and to be available to respond to appropriate questions. KPMG’s representative will have an opportunity to make a statement at the annual meeting should he or she desire to do so.

KPMG billed us the following amounts for services provided in the following categories during the fiscal years ended December 31, 2005 and 2004:

	Fiscal 2005	Fiscal 2004
Audit Fees(1)	$600,000	$389,000
Audit-Related Fees(2)	42,000	10,000
Tax Fees(3)	165,224	216,342
All Other Fees(4)	0	0
Total	$807,224	$615,342
__________________________

(1)
Represents the aggregate fees billed for professional services rendered by KPMG for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by an independent registered public accounting firm in connection with statutory or regulatory filings or engagements for those fiscal years. For fiscal 2005, audit fees were comprised of $260,000 in fees for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q, $328,000 in fees for the audit of our assessment of internal control over financial reporting, and $12,000 in fees for our securitization facility. For fiscal 2004, audit fees were comprised of $193,000 in fees for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q, $185,000 in fees for the audit of our assessment of internal control over financial reporting, and $11,000 in fees for our securitization facility

(2)
Represents the aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "audit fees." For fiscal 2005 and 2004, audit-related fees were comprised of fees for employee benefit plans.

(3)
Represents the aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning. For fiscal 2005, tax fees were comprised of $156,074 in fees for tax compliance and $9,150 in fees for tax planning and advice. For fiscal 2004, tax fees were comprised of $87,500 in fees for tax compliance and $128,842 in fees for tax planning and advice.

(4)	Represents the aggregate fees billed for products and services provided by KPMG, other than audit fees, audit-related fees, and tax fees. There were no such fees for fiscal 2005 or fiscal 2004.

Our Audit Committee maintains a policy pursuant to which it pre-approves all audit services and permitted non-audit services to be performed by our independent registered public accounting firm in order to assure that the provision of such services is compatible with maintaining the firm's independence. Under this policy, the Audit Committee pre-approves specific types or categories of engagements constituting audit, audit-related, tax, or other permissible non-audit services to be provided by our principal independent registered public accounting firm. Pre-approval of an engagement for a specific type or category of services generally is provided for up to one year and typically is subject to a budget comprised of a range of anticipated fee amounts for the engagement. Management and the principal independent registered public accounting firm are required to periodically report to the Audit Committee regarding the extent of services provided by the principal independent registered public accounting firm in accordance with the annual pre-approval, and the fees for the services performed to date. To the extent that management believes that a new service or the expansion of a current service provided by the principal independent registered public accounting firm is necessary or desirable, such new or expanded services are presented to the Audit Committee for its review and approval prior to the engagement of the principal independent registered public accounting firm to render such services. No audit-related, tax, or other non-audit services were approved by the Audit Committee pursuant to the de minimis exception to the pre-approval requirement under Rule 2-01(c)(7)(i)(C), of Regulation S-X during the fiscal year ended December 31, 2005.

INTRODUCTORY NOTE TO PROPOSAL 2

As explained in greater detail in the "Compensation Committee Report on Executive Compensation" above, we have used a combination of fixed and incentive compensation to attract, motivate, and retain our executive officers, directors, employees, and consultants. Historically, incentive compensation has been comprised of annual cash bonuses and annual stock option grants. In furtherance of this approach, we have maintained several equity-based incentive plans since becoming a public company in 1994. Our original 1994 Incentive Stock Plan (the "1994 Stock Plan") was supplemented in 1998 by the adoption of our Non-Officer Incentive Stock Plan (the "1998 Non-Officer Plan") and again in 2000 by the adoption of our Outside Director Stock Option Plan (the "2000 Outside Director Plan"). In June 2003, we discontinued further option grants under the 1994 Stock Plan, the 1998 Non-Officer Plan, and the 2000 Outside Director Plan and adopted our 2003 Incentive Stock Plan (the "2003 Stock Plan").

Since June 2003, all equity-based incentive compensation awarded to our executive officers and employees has been granted under the 2003 Stock Plan. A total of 1,250,000 shares of Class A common stock are reserved for awards under the 2003 Stock Plan. Of these 1,250,000 shares, as of March 20, 2006, 476,319 shares are subject to issued and outstanding option grants. The 2003 Stock Plan is scheduled to expire on February 19, 2013.

To date, all equity-based incentive compensation awarded to our executive officers and employees under the various plans has been in the form of stock options. Our Board of Directors has determined, however, that it is now in our best interest to adopt an incentive compensation plan that specifically authorizes a broader range of equity-based incentives. Further, our Board of Directors has determined that it is in our best interest to combine our stock incentive plan with other non-equity incentive programs under a single, comprehensive plan with unified objectives and performance criteria. Accordingly, our Board of Directors has adopted, and recommended that our stockholders approve, the Covenant Transport, Inc. 2006 Omnibus Incentive Plan (the "2006 Omnibus Plan").

The Board of Directors believes the 2006 Omnibus Plan offers the following benefits, among others:

•
Enhancing the Compensation Committee's ability to implement our pay-for-performance philosophy by allowing the Compensation Committee to grant a broader range of incentive compensation, including stock appreciation rights, restricted stock unit awards, and performance units;

•
Maintaining the Compensation Committee's ability to grant stock options, restricted stock awards, and cash bonuses (known as "performance awards" under the 2006 Omnibus Plan) as a part of our incentive compensation system;

•	Extending the life of our equity-based incentive plan for an additional three years and increasing the number of shares available for awards to 1,000,000; and
•	Seeking to preserve for our benefit, to the extent practicable, the federal income tax deduction for certain qualifying "performance-based" compensation.

If our stockholders do not approve the 2006 Omnibus Plan, we will continue to be able to grant equity-based awards authorized by the 2003 Stock Plan. Further, we will continue to be able to award cash bonuses as we have in the past. However, these cash bonuses and certain equity-based compensation would not satisfy the requirements of Section 162(m) of the Internal Revenue Code (the "Code"). As a result, certain compensation in excess of $1.0 million annually paid to our executive officers would not be deductible by us.

PROPOSAL 2

ADOPTION OF OMNIBUS INCENTIVE PLAN

On April 12, 2006, our Board of Directors adopted the 2006 Omnibus Plan and recommended that it be submitted to our stockholders for their approval at the annual meeting. If approved by our stockholders, the 2006 Omnibus Plan will be effective as of the date of the annual meeting. The 2006 Omnibus Plan is intended to replace the 2003 Stock Plan. If the 2006 Omnibus Plan is approved by our stockholders, no further awards would be made after such date under the 2003 Stock Plan. The following table provides certain important information concerning our existing equity compensation plans as of December 31, 2005:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	1,328,513	$14.37	765,031
Equity compensation plans not approved by security holders (2)	125,000	$13.93	-
Total	1,453,513	$14.33	765,031
__________________________

(1)	Includes 1994 Stock Plan, 2000 Outside Director Plan, and 2003 Stock Plan.
(2)	Includes 1998 Non-Officer Plan and shares reserved for issuance pursuant to grants outside any plan.

A summary of the 2006 Omnibus Plan appears below. This summary is qualified in its entirety by reference to the text of the 2006 Omnibus Plan, a copy of which is included as Appendix A to this Proxy Statement. You are urged to read the actual text of the 2006 Omnibus Plan in its entirety.

Purposes

The purposes of the 2006 Omnibus Plan are (a) to provide annual incentives to selected executive officers, directors, employees, and consultants in a manner designed to reinforce our performance goals, (b) to link a significant portion of participants' compensation to the achievement of those goals, and (c) to continue to attract, motivate, and retain key personnel on a competitive basis, in each case by enabling us to offer such persons a variety of incentive awards, and (d) to ensure, to the extent possible, that incentive compensation paid by us is deductible for tax purposes.

Shares Available and Maximum Awards

A total of 1,000,000 shares of Class A common stock will be available for grant of awards under the 2006 Omnibus Plan. In addition, any shares of Class A common stock related to awards under the 2006 Omnibus Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of shares of Class A common stock, or are exchanged for awards not involving shares of Class A common stock will become available again under the 2006 Omnibus Plan. The number of shares of Class A common stock available under the 2006 Omnibus Plan may be adjusted to reflect the occurrence of certain events (described under "Adjustments Upon Certain Events"). The shares of Class A common stock available for issuance under the 2006 Omnibus Plan may be authorized and unissued shares or treasury shares, including shares purchased in open market or private transactions.

The maximum award granted or payable to any one participant under the 2006 Omnibus Plan for a calendar year will be 250,000 shares of Class A common stock, subject to the Compensation Committee’s authority to adjust awards upon certain events (described under "Adjustments Upon Certain Events"), or in the event the award is paid in cash, $2,000,000.

The Compensation Committee will have the exclusive power and authority, consistent with the provisions of the 2006 Omnibus Plan, to establish the terms and conditions of any award and to waive any such terms or conditions (as described under "Administration"). Because the benefits conveyed under the 2006 Omnibus Plan will be at the discretion of the Committee (as defined below), it is not possible to determine what benefits participants will receive under the 2006 Omnibus Plan.

Administration

The 2006 Omnibus Plan will be administered by the Compensation Committee, or such other committee as may be designated by the Board of Directors (the "Committee"), which consists of at least two individuals who are intended to qualify both as "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, and as "outside directors" within the meaning of Section 1.162-27(e)(3) of the Treasury Regulations, or any successor definition adopted under Section 162(m) of the Code. The Committee may allocate all or any portion of its responsibilities and powers under the 2006 Omnibus Plan to any one or more of its members, our CEO, or other senior members of management as the Committee deems appropriate, however, only the Committee (or another committee consisting of two or more individuals who qualify both as "non-employee directors" and as "outside directors") may select and grant awards to participants who are subject to Section 16 of the Exchange Act or awards that are intended to qualify as "performance-based" compensation under Section 162(m) of the Code (see "Limitation on Income Tax Deduction").

The Committee will have broad authority in its administration of the 2006 Omnibus Plan, including, but not limited to, the authority to interpret the 2006 Omnibus Plan; to establish rules and regulations for the operation and administration of the 2006 Omnibus Plan; to select the persons to receive awards; to determine the form, size, terms, conditions, limitations, and restrictions of awards, including, without limitation, terms regarding vesting, exercisability, assignability, expiration, and the effect of certain events, such as a change of control or the participant’s death, disability, retirement, or termination as a result of breach of agreement; to create additional forms of awards consistent with the terms of the 2006 Omnibus Plan; to allow for the deferral of awards; and to take all other action it deems necessary or advisable to administer the 2006 Omnibus Plan.

To facilitate the granting of awards to participants who are employed or retained outside of the United States, the Committee will be authorized to modify and amend the terms and conditions of an award to accommodate differences in local law, policy, or custom.

Eligible Participants

Participants in the 2006 Omnibus Plan will be selected by the Committee from our executive officers, directors, employees, and consultants. Participants may be selected and awards may be made at any time during the ten-year period following the effective date of the 2006 Omnibus Plan. As of April 1, 2006, approximately 5,712 employees (consisting of 10 executive officers and 5,702 other officers and other employees) and six (6) non-employee directors were eligible to participate in our current equity compensation plans. We did not have any consultants who had been designated as participants under such plans at such date.

The selection of those persons within a particular class who will receive awards is entirely within the discretion of the Committee. The Committee has not yet determined how many persons are likely to participate in the 2006 Omnibus Plan. The Committee intends, however, to grant most of the 2006 Omnibus Plan’s awards to those persons who are in a position to have a significant direct impact on our growth, profitability, and success, which would include a portion of the participants in our current equity compensation plans.

Types of Awards

The 2006 Omnibus Plan authorizes the grant of stock options, stock appreciation rights, stock awards, restricted stock unit awards, performance units, performance awards, and any other form of award established by the Committee that is consistent with the 2006 Omnibus Plan’s purpose, or any combination of the foregoing. All awards granted under the 2006 Omnibus Plan will be evidenced by an award notice which specifies the type of award granted, the number of shares of Class A common stock underlying the award, if applicable, and all terms governing that award.

Stock Options. The Committee may grant awards in the form of stock options to purchase shares of Class A common stock, which stock options may be non-qualified or incentive stock options for federal income tax purposes. Stock options granted under the 2006 Omnibus Plan will vest and become exercisable at such times and upon such terms and conditions as may be determined by the Committee. Any stock option granted in the form of an incentive stock option must satisfy the requirements of

Section 422 of the Code. The exercise price per share of Class A common stock for any stock option will not be less than 100% of the fair market value of a share of Class A common stock on the day that the stock option is granted. In addition, the term of the stock option may not exceed ten years. In the case of an incentive stock option granted to an employee participant who owns, directly or indirectly (as determined by reference to Section 424(d) of the Code), at the time the option is granted, stock possessing more than 10 percent of the total combined voting power of all classes of our stock, the exercise price per share of Class A common stock for any stock option will not be less than 110% of the fair market value of a share of Class A common stock on the day that the stock option is granted, and the term of the stock option may not exceed five (5) years. The exercise price of any stock option granted pursuant to the 2006 Omnibus Plan may not be subsequently reduced by amendment or cancellation and substitution of such stock option or any other action of the Committee without stockholder approval, subject to the Committee’s authority to adjust awards upon certain events (described under "Adjustments Upon Certain Events"). The type (incentive or non-qualified), vesting, exercise price, and other terms of each stock option will be set forth in the award notice for such stock option.

A stock option may be exercised by paying the exercise price in cash or its equivalent and/or, to the extent permitted by the Committee and applicable law, shares of Class A common stock, a combination of cash and shares of Class A common stock, or through the delivery of irrevocable instruments to a broker to sell the shares obtained upon the exercise of the stock option and to deliver to us an amount equal to the exercise price.

Stock Appreciation Rights. The Committee may grant awards in the form of stock appreciation rights, either in tandem with a stock option ("Tandem SARs") or independent of a stock option ("Freestanding SARs"). The exercise price of a stock appreciation right will be an amount determined by the Committee, but in no event will such amount be less than 100% of the fair market value of a share of Class A common stock on the date that the stock appreciation right is granted or, in the case of a Tandem SAR, the exercise price of the related stock option.

A Tandem SAR may be granted either at the time of grant of the related stock option or at any time thereafter during the term of the related stock option. A Tandem SAR will be exercisable to the extent its related stock option is exercisable. Each Tandem SAR will entitle the holder of such stock appreciation right to surrender the related stock option and to receive an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share of Class A common stock over (B) the stock option price per share of Class A common stock, times (ii) the number of shares of Class A common stock covered by the stock option which is surrendered. Upon the exercise of a stock option as to some or all of the shares of Class A common stock covered by such stock option, the related Tandem SAR will automatically be canceled to the extent of the number of shares of Class A common stock covered by the exercise of the stock option.

Each Freestanding SAR will entitle the holder of such stock appreciation right upon exercise to an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share of Class A common stock over (B) the exercise price, times (ii) the number of shares of Class A common stock covered by the Freestanding SAR and as to which the stock appreciation right is exercised.

The type (Tandem SAR or Freestanding SAR), exercise price, vesting, and other terms of each stock appreciation right will be set forth in the award notice for such stock appreciation rights.

Payment of stock appreciation rights may be made in shares of Class A common stock or in cash, or partly in shares of Class A common stock and partly in cash, as determined by the Committee.

Other Stock-Based Awards. The Committee may grant awards in the form of stock awards (for either unrestricted or restricted shares of Class A common stock), restricted stock unit awards and other awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, Class A common stock. Such other stock-based awards will be in such form, and dependent on such conditions, as the Committee determines, including, without limitation, the right to receive, or vest with respect to, one or more shares of Class A common stock (or the equivalent cash value of such shares of Class A common stock) upon the completion of a specified period of service, the occurrence of an event, and/or the attainment of performance objectives. In addition, the Committee may choose, at the time of grant of a stock-based award, or any time thereafter up to the time of the payment of such award, to include as part of such award an entitlement to receive dividends or dividend equivalents on the shares of Class A common stock underlying such award, subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish. The restrictions, conditions, and other terms of each stock-based award will be set forth in the award notice for such award.

Performance Units. The Committee may grant awards in the form of performance units, which are units valued by reference to designated criteria established by the Committee other than Class A common stock. Performance units will be in such form, and dependent on such conditions, as the Committee determines, including, without limitation, the right to receive a designated payment upon the completion of a specified period of service, the occurrence of an event, and/or the attainment of performance objectives. The form, applicable conditions, and other terms of each performance unit will be set forth in the award notice for such performance unit.

Performance Awards. Performance awards are awards structured to qualify as deductible "performance-based" compensation for purposes of Section 162(m) of the Code (see "Limitation on Income Tax Deduction"). The Committee may grant performance awards to employees who are "covered employees" (within the meaning of Section 162(m) of the Code) and to other participants in order to qualify such awards as "performance-based" compensation for purposes of Section 162(m) of the Code. Under Section 162(m) of the Code, "covered employees" generally means the CEO and the other four highest-paid executive officers. Performance awards may take the form of stock awards, restricted stock unit awards, or performance units that are conditioned upon the satisfaction of enumerated performance criteria during a stated performance period, which awards, in addition to satisfying the requirements otherwise applicable to that type of award generally, also satisfy the requirements of performance awards under the 2006 Omnibus Plan.

Performance awards must be based upon one or more of the following performance criteria: (a) revenues (including without limitation, measures such as revenue per mile (loaded or total) or revenue per tractor), (b) net revenues, (c) fuel surcharges, (d) accounts receivable collection or days sales outstanding, (e) cost reductions and savings (or limits on cost increases), (f) safety and claims (including, without limitation, measures such as accidents per million miles and number of significant accidents), (g) operating income, (h) operating ratio, (i) income before taxes, (j) net income, (k) earnings before interest and taxes (EBIT), (l) earnings before interest, taxes, depreciation, and amortization (EBITDA), (m) adjusted net income, (n) earnings per share, (o) adjusted earnings per share, (p) stock price, (q) working capital measures, (r) return on assets, (s) return on revenues, (t) debt-to-equity or debt-to-capitalization (in each case with or without lease adjustment), (u) productivity and efficiency measures (including, without limitation measures such as driver turnover, trailer to tractor ratio, and tractor to non-driver ratio), (v) cash position, (w) return on stockholders’ equity, (x) return on invested capital, (y) cash flow measures (including, without limitation, free cash flow), (z) market share, (aa) stockholder return, (bb) economic value added, or (cc) completion of acquisitions (either with or without specified size). In addition, the Committee may establish, as an additional performance measure, the attainment by a participant of one or more personal objectives and/or goals that the Committee deems appropriate, including but not limited to implementation of Company policies, negotiation of significant corporate transactions, development of long-term business goals or strategic plans, or the exercise of specific areas of managerial responsibility. The performance goals set by the Committee may be expressed on an absolute and/or relative basis, and may include comparisons with our past performance (including the performance of one or more of our divisions) and/or the current or past performance of other peer group companies or indices.

For each performance period, the Committee will, in its sole discretion, designate within the initial period allowed under Section 162(m) of the Code which persons will be eligible for performance awards for such period, the length of the performance period, the types of performance awards to be issued, the performance criteria that are to be used to establish performance goals, the kind or level of performance goals, and other relevant matters.

After the close of each performance period, the Committee will determine whether the performance goals for the cycle have been achieved. In determining the actual award to be paid to a participant, the Committee has the authority to reduce or eliminate any performance award earned by the participant, based upon any objective or subjective criteria it deems appropriate.

The award notice for each performance award will set forth or make reference to the performance period, performance criteria, performance goals, performance formula, performance pool, and other terms applicable to such performance award.

Payment Terms

Awards may be paid in cash, shares of Class A common stock, a combination of cash and shares of Class A common stock, or in any other permissible form, as the Committee determines. Payment of awards may include such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate, including, in the case of awards paid in shares of Class A common stock, restrictions on transfer of such shares and provisions regarding the forfeiture of such shares under certain circumstances.

At the discretion of the Committee, a participant may defer payment of any award; salary or bonus compensation; company board compensation; dividend or dividend equivalent, or any portion thereof. If permitted by the Committee, a deferral must be made in accordance with any administrative guidelines established by the Committee for such purpose. Such deferred items may be credited with interest (at a rate determined by the Committee) or deemed invested by us.

We will be entitled to deduct from any payment to a participant under the 2006 Omnibus Plan the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the participant to pay us such tax prior to and as a condition of the making of such payment. Subject to certain limitations, the Committee may allow a participant to pay the amount of taxes required by law to be withheld from an award by withholding any shares of Class A common stock to be paid under such award or by permitting the participant to deliver to us shares of Class A common stock having a fair market value equal to the amount of such taxes.

Adjustments Upon Certain Events

In the event that there is a stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, or transaction or exchange of Class A common stock or other corporate exchange, or any distribution to stockholders of Class A common stock or other property or securities (other than regular cash dividends) or any transaction similar to the foregoing or other transaction that results in a change to our capital structure, the 2006 Omnibus Plan provides that the Committee shall make substitutions and/or adjustments to the maximum number of shares available for issuance under the 2006 Omnibus Plan, the maximum award payable, the number of shares to be issued pursuant to outstanding awards, the option prices, exercise prices, or purchase prices of outstanding awards, and/or any other affected terms of an award or the 2006 Omnibus Plan as the Committee deems equitable or appropriate.

Termination and Amendment of 2006 Omnibus Plan

The Committee may suspend or terminate the 2006 Omnibus Plan at any time for any reason with or without prior notice. In addition, the Committee may amend the 2006 Omnibus Plan, provided that it may not, without stockholder approval, adopt any amendment if stockholder approval is required, necessary, or deemed advisable with respect to tax, securities, or other applicable laws or regulations, including, but not limited to, the listing requirements of the Nasdaq National Market or other stock market or exchange on which our securities are listed. No amendment of the 2006 Omnibus Plan may materially and adversely affect the rights of a participant under any outstanding award without the consent of that participant. No awards may be made under the 2006 Omnibus Plan after the tenth anniversary of the effective date of the 2006 Omnibus Plan.

Securities Act Registration

If the 2006 Omnibus Plan is approved by the stockholders at the annual meeting, we intend to register the shares of Class A common stock issuable under the 2006 Omnibus Plan pursuant to a Registration Statement on Form S-8 as soon as practicable thereafter.

New Plan Benefits

No benefits or amounts have been granted, awarded, or received under the 2006 Omnibus Plan. Further, future awards, if any, made to eligible participants under the 2006 Omnibus Plan are subject to the discretion of the Committee. Accordingly, future grants and benefits under the 2006 Omnibus Plan are not determinable. Reference is made to the "Executive Compensation" information in this proxy statement for information concerning option awards made under the 2003 Stock Plan during the year ended December 31, 2005.

At the $14.03 closing price of our Class A common stock on April 12, 2006, the market value of the 1,000,000 shares that would be reserved under the 2006 Omnibus Plan would be approximately $14.0 million.

Tax Status of 2006 Omnibus Plan Awards

The following discussion of the federal income tax status of awards under the 2006 Omnibus Plan, as proposed, is based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws. Participants may also be subject to certain state and local taxes, which are not described below.

Non-Qualified Stock Options. No income will be realized by a participant at the time a non-qualified stock option is granted, and no deduction will be available to us at such time. When the non-qualified stock option is exercised, the participant generally will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares of Class A common stock acquired from the exercise of such stock option over the exercise price, and we will receive a corresponding deduction at such time. If a non-qualified stock option is exercised by delivering shares of Class A common stock to us, the use of such shares of Class A common stock will not be considered a taxable disposition of such shares. Instead, (a) the number of shares of Class A common stock received from the exercise equal to the number of shares delivered will have the same basis and same holding period as the shares so delivered, (b) the participant will realize taxable ordinary income in an amount equal to the fair market value of the additional shares of Class A common stock received from the exercise of such stock option, (c) the participant will have a tax basis in the additional shares equal to their fair market value and the holding period of the additional shares will begin on the date that they are actually acquired, and (d) we will receive a deduction at such time in the same amount as the taxable income realized by the participant. In either case, our deduction will be subject to the limitations of Section 162(m) of the Code, if applicable (see "Limitation on Income Tax Deduction"). The gain, if any, realized upon the subsequent disposition by the participant of the shares of Class A common stock will constitute short- or long-term capital gain, depending on the participant’s holding period.

Incentive Stock Options. No income will be realized by a participant either at the time an incentive stock option is granted or upon the exercise thereof by the participant, and no deduction will be available to us at such times. If the participant holds the shares of Class A common stock underlying the stock option for the greater of two years after the date the stock option was granted or one year after the acquisition of such shares of Class A common stock (the "required holding period"), then upon the disposition of such shares of Class A common stock, the participant will realize a long-term capital gain or loss equal to the difference between the aggregate exercise price previously paid for the shares disposed and the proceeds received from such disposition; we will not be entitled to any deduction. If the shares of Class A common stock are disposed of in a sale, exchange, or other disqualifying disposition during the required holding period, then the participant will realize taxable gain in an amount equal to the aggregate exercise price previously paid for the shares disposed and the proceeds received from such disposition, and the portion of such taxable gain up to the excess of the fair market value of the Class A common stock disposed (at the time that the stock option from the exercise of which such shares were received) over the exercise price previously paid for such shares will be taxable ordinary income, and we will be entitled to a corresponding deduction at such time, subject to the limitations of Section 162(m) of the Code, if applicable (see "Limitation on Income Tax Deduction"). Any remaining portion of such taxable gain will constitute short- or long-term capital gain, depending on the participant’s holding period.

Stock Appreciation Rights. No income will be realized by a participant at the time a stock appreciation right is awarded, and no deduction will be available to us at such time. A participant will realize ordinary income upon the exercise of the stock appreciation right in an amount equal to the cash and fair market value of the shares of Class A common stock received by the participant from such exercise, and we will be entitled to a corresponding deduction at such time, subject to the limitations of Section 162(m) of the Code, if applicable (see "Limitation on Income Tax Deduction").

Unrestricted Stock-Based Award. Upon the grant of an unrestricted stock-based award, a participant will realize taxable income equal to the cash and fair market value at such time of the shares of Class A common stock received by the participant under such award (less the purchase price therefor, if any), and we will be entitled to a corresponding tax deduction at that time, subject to the limitations of Section 162(m) of the Code, if applicable (see "Limitation on Income Tax Deduction").

Restricted Stock-Based Award. Upon the grant of a restricted stock-based award, no income will be realized by a participant (unless a participant timely makes an election to accelerate the recognition of the income to the date of grant), and we will not be allowed a deduction at that time; when the award vests and is no longer subject to a substantial risk of forfeiture for income tax purposes, the participant will realize taxable ordinary income in an amount equal to the cash and the fair market value at such time of the shares of Class A common stock received by the participant under such award (less the purchase price therefor, if any), and we will be entitled to a corresponding deduction at such time. If a participant does make a timely election to accelerate the recognition of income, then the participant will recognize taxable ordinary income in an amount equal to the cash and the fair market value at the time of grant of the shares of Class A common stock to be received by the participant under such award (less the purchase price therefor, if any), and we will be entitled to a corresponding deduction at such time. In each case, our deduction will be subject to the limitations of Section 162(m) of the Code, if applicable (see "Limitation on Income Tax Deduction").

Performance Units and Performance Awards. A participant receiving a performance unit or performance award will not recognize income, and we will not be allowed a tax deduction, at the time such award is granted. When a participant receives payment of a performance unit or performance award, the amount of cash and the fair market value of any shares of Class A common stock received will be ordinary income to the participant, and we will be entitled to a corresponding tax deduction at that time, subject to the limitations of Section 162(m) of the Code, if applicable (see "Limitation on Income Tax Deduction").

Effect of Deferral on Taxation of Awards. If the Committee permits a participant to defer the receipt of payment of an award and such participant makes an effective election to defer the payment of the award in accordance with the administrative guidelines established by the Committee, the participant will not realize taxable income until the date the participant becomes entitled to receive such payment pursuant to the terms of the deferral election, and we will not be entitled to a deduction until such time. Any interest or dividends paid on, or capital gains resulting from, our investment of the amount deferred during the deferral period will be taxable to us in the year recognized. At the time the participant becomes entitled to receive the deferred payment, the participant will recognize taxable income in an amount equal to the actual payment to be received, including any interest or earnings credited on the amount deferred during the deferral period, and we will be entitled to a corresponding deduction for such amount at that time.

Limitation on Income Tax Deduction

Pursuant to Section 162(m) of the Code, we generally may not deduct compensation paid to a covered employee in any year in excess of $1.0 million. However, qualifying performance-based compensation is not subject to such limitation if certain requirements are met. One requirement is stockholder approval of (i) the performance criteria upon which performance-based awards may be based, (ii) the annual per-participant limits on grants of performance-based awards and stock options and stock appreciation rights and (iii) the class of employees eligible to receive awards. The Board of Directors has submitted the 2006 Omnibus Plan for approval by the stockholders in order to permit the grant of certain awards thereunder, such as stock options, stock appreciation rights, stock awards, and certain performance units that will constitute "performance-based" compensation, which we expect to be excluded from the calculation of annual compensation of covered employees for purposes of Section 162(m) of the Code and be fully deductible by us. The Committee may grant awards under the 2006 Omnibus Plan that do not qualify as performance-based compensation under Section 162(m) of the Code. The payment of any such non-qualifying awards to a covered employee could be non-deductible by us, in whole or in part, under Section 162(m) of the Code, depending on such covered employee’s total compensation in the applicable year.

Stockholder approval of this proposal will constitute approval of (i) the performance criteria upon which performance-based awards that are intended to be deductible by us under Section 162(m) of the Code may be based under the 2006 Omnibus Plan, (ii) the annual per participant limit of 250,000 shares of common stock for stock-based awards and $2,000,000 for cash awards, and (iii) the class of participants eligible to receive awards under the 2006 Omnibus Plan. In order for awards granted under the 2006 Omnibus Plan to continue to be treated as qualified performance-based compensation under Section 162(m) of the Code, every five years we must seek stockholder approval of each of the items listed in the prior sentence.

STOCKHOLDER PROPOSALS

To be eligible for inclusion in our proxy materials relating to our 2007 annual meeting of stockholders, stockholder proposals intended to be presented at that meeting must be received by us in writing on or before December 17, 2006. However, if the date of the 2007 annual meeting of stockholders is more than thirty days before or after May 23, 2007, then the deadline for submitting any such stockholder proposal for inclusion in the proxy materials relating to the 2007 annual meeting of stockholders will be a reasonable time before we begin to print or mail such proxy materials. The inclusion of any such stockholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-8.

We must receive in writing any stockholder proposals to be considered at our 2007 annual meeting, but not included in our proxy materials relating to that meeting pursuant to Rule 14a-8 under the Exchange Act, by February 25, 2007. However, if the date of the 2007 annual meeting of stockholders is more than thirty days before or after May 23, 2007, then the deadline for submitting any such stockholder proposal will be a reasonable time before we mail the proxy materials relating to such meeting. Under Rule 14(a)-4(c)(1) of the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying our 2007 proxy statement will have discretionary authority to vote on any stockholder proposal that is not received on or prior to the deadline described above.

Written copies of all stockholder proposals should be sent to our principal executive offices at 400 Birmingham Highway, Chattanooga, Tennessee 37419, to the attention of Joey B. Hogan, our Executive Vice President, Chief Financial Officer, and Assistant Secretary. Stockholder proposals must comply with the rules and regulations of the SEC.

OTHER MATTERS

The Board of Directors does not intend to present at the annual meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.

Covenant Transport, Inc.

David R. Parker
Chairman of the Board of Directors
April 17, 2006

APPENDIX A
COVENANT TRANSPORT, INC.

2006 OMNIBUS INCENTIVE PLAN

ARTICLE I
PURPOSE AND EFFECTIVE DATE

    Section 1.1.     Purpose. The purpose of the Plan is to provide annual incentives to certain Employees, Directors, and Consultants of the Company in a manner designed to reinforce the Company’s performance goals; to link a significant portion of Participants’ compensation to the achievement of such goals; and to continue to attract, motivate, and retain key personnel on a competitive basis.

    Section 1.2.     Effective Date. The Plan was adopted by the Board of Directors on April 12, 2006, and became effective upon approval by the stockholders on [month] [date], 2006.

    Section 1.3     Successor Plan. This Plan shall serve as the successor to the Covenant Transport, Inc. 2003 Incentive Stock Plan; the Incentive Stock Plan, Amended and Restated as of May 17, 2001; the Outside Director Stock Option Plan; and Amendment No. 1 to the Outside Director Stock Option Plan (collectively, the "Predecessor Plans"), and no further awards shall be made under the Predecessor Plans from and after the effective date of this Plan. All outstanding awards under the Predecessor Plans immediately prior to the effective date of this Plan are hereby incorporated into this Plan and shall accordingly be treated as outstanding awards under this Plan; provided, however, each such award shall continue to be governed solely by the terms and conditions of the instrument evidencing such award and interpreted under the terms of the respective Predecessor Plan, and, except as otherwise expressly provided herein, no provision of this Plan shall affect or otherwise modify the rights or obligations of holders of such incorporated awards with respect to their acquisition of shares of Common Stock, or otherwise modify the rights or the obligations of the holders of such awards. Any shares of Common Stock reserved for issuance under the Predecessor Plans in excess of the number of shares as to which awards have been awarded thereunder, plus any such shares as to which awards granted under the Predecessor Plans may lapse, expire, terminate, or be cancelled, shall be deemed available for issuance or reissuance under Section 6.1 of the Plan.

ARTICLE II
DEFINITIONS AND CONSTRUCTION

    Section 2.1.     Certain Defined Terms. As used in this Plan, unless the context otherwise requires, the following terms shall have the following meanings:

        (a)     "Award" means any form of stock option, stock appreciation right, Stock Award, Restricted Stock Unit Award, performance unit, Performance Award, or other incentive award granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish by the Award Notice or otherwise.

        (b)     "Award Notice" means the document establishing the terms, conditions, restrictions, and/or limitations of an Award in addition to those established by this Plan and by the Committee’s exercise of its administrative powers. The Committee will establish the form of the document in the exercise of its sole and absolute discretion.

        (c)     "Board" means the Board of Directors of the Company.

        (d)     "CEO" means the Chief Executive Officer of the Company.

        (e)     "Code" means the Internal Revenue Code of 1986, as amended from time to time, including the regulations thereunder and any successor provisions and the regulations thereto.

        (f)               "Committee" means (i) the Board, and (ii) the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided that the Committee shall consist of two or more Directors, all of whom are both a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of the definition of such term as contained in Treasury Regulation Section 1.162-27(e)(3), or any successor definition adopted under Section 162(m) of the Code.

        (g)     "Common Stock" means the Class A Common Stock, par value $0.01 per share, of the Company.

        (h)     "Company" means Covenant Transport, Inc., a Nevada corporation, and its Subsidiaries.

        (i)                "Consultants" means the consultants, advisors, and independent contractors retained by the Company.

        (j)                "Covered Employee" means an Employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

        (k)     "Director" means a Non-Employee member of the Board.

        (l)               "Effective Date" means the date an Award is determined to be effective by the Committee upon its grant of such Award, which date shall be set forth in the applicable Award Notice.

        (m)    "Employee" means any person employed by the Company on a full or part-time basis.

        (n)     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including the rules thereunder and any successor provisions and the rules thereto.

        (o)      "Fair Market Value" means the closing price of the Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, and the closing price shall be the last reported sale price, regular way, on such date (or, if no sale takes place on such date, the last reported sale price, regular way, on the next preceding date on which such sale took place), as reported by such exchange. If the Common Stock is not then so listed or admitted to trading on a national securities exchange, then Fair Market Value shall be the closing price (the last reported sale price regular way) of the Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), if the closing price of the Common Stock is then reported by NASDAQ. If the Common Stock closing price is not then reported by NASDAQ, then Fair Market Value shall be the mean between the representative closing bid and closing asked prices of the Common Stock in the over-the-counter market as reported by NASDAQ. If the Common Stock bid and asked prices are not then reported by NASDAQ, then Fair Market Value shall be the quote furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If no member of the National Association of Securities Dealers, Inc. then furnishes quotes with respect to the Common Stock, then Fair Market Value shall be the value determined by the Committee in good faith.

        (p)     "Negative Discretion" means the discretion authorized by the Plan to be applied by the Committee in determining the size of a Performance Award for a Performance Period if, in the Committee’s sole judgment, such application is appropriate. Negative Discretion may only be used by the Committee to eliminate or reduce the size of a Performance Award. In no event shall any discretionary authority granted to the Committee by the Plan, including, but not limited to Negative Discretion, be used to: (a) grant Performance Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained under the applicable Performance Formula; or (b) increase a Performance Award above the maximum amount payable under Section 6.3 of the Plan.

        (q)     "Participant" means either an Employee, Director, or Consultant to whom an Award has been granted under the Plan.

        (r)      "Performance Awards" means the Stock Awards and performance units granted pursuant to Article VII. Performance Awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

        (s)     "Performance Criteria" means the one or more criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period. The Performance Criteria that will be used to establish such Performance Goal(s) shall be expressed in terms of the attainment of specified levels of one or any variation or combination of the following: revenues (including, without limitation, measures such as revenue per mile (loaded or total) or revenue per tractor), net revenues, fuel surcharges, accounts receivable collection or days sales outstanding, cost reductions and savings (or limits on cost increases), safety and claims (including, without limitation, measures such as accidents per million miles and number of significant accidents), operating income, operating ratio, income before taxes, net income, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation, and amortization (EBITDA), adjusted net income, earnings per share, adjusted earnings per share, stock price, working capital measures, return on assets, return on revenues, debt-to-equity or debt-to-capitalization (in each case with or without lease adjustment), productivity and efficiency measures (including, without limitation, measures such as driver turnover, trailer to tractor ratio, and tractor to non-driver ratio), cash position, return on stockholders’ equity, return on invested capital, cash flow measures (including, without limitation, free cash flow), market share, stockholder return, economic value added, or completion of acquisitions (either with or without specified size). In addition, the Committee may establish, as additional Performance Criteria, the attainment by a Participant of one or more personal objectives and/or goals that the Committee deems appropriate, including but not limited to implementation of Company policies, negotiation of significant corporate transactions, development of long-term business goals or strategic plans for the Company, or the exercise of specific areas of managerial responsibility. Each of the Performance Criteria may be expressed on an absolute and/or relative basis with respect to one or more peer group companies or indices, and may include comparisons with past performance of the Company (including one or more divisions thereof, if any) and/or the current or past performance of other companies.

        (t)     "Performance Formula" means, for a Performance Period, the one or more objective formulas (expressed as a percentage or otherwise) applied against the relevant Performance Goal(s) to determine, with regard to the Award of a particular Participant, whether all, some portion but less than all, or none of the Award has been earned for the Performance Period.

        (u)     "Performance Goals" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. Any Performance Goal shall be established in a manner such that a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Participant. For any Performance Period, the Committee is authorized at any time during the initial time period permitted by Section 162(m) of the Code, or at any time thereafter, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development; (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; and (iii) in view of the Committee’s assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant.

        (v)     "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Award.

        (w)     "Plan" means this 2006 Omnibus Incentive Plan, as amended from time to time.

        (x)       "Restricted Stock Unit Award" means an Award granted pursuant to Article XI in the form of a right to receive shares of Common Stock on a future date.

        (y)      "Securities Act" means the Securities Act of 1933, as amended from time to time, including the rules thereunder and any successor provisions and the rules thereto.

        (z)               "Stock Award" means an award granted pursuant to Article X in the form of shares of Common Stock, restricted shares of Common Stock, and/or units of Common Stock.

        (aa)     "Subsidiary" means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of twenty percent (20%) or more, except that with respect to incentive stock options, "Subsidiary" shall mean "subsidiary corporation" as defined in Section 424(f) of the Code.

    Section 2.2.           Other Defined Terms. Unless the context otherwise requires, all other capitalized terms shall have the meanings set forth in the other Articles and Sections of this Plan.

    Section 2.3.           Construction. In any necessary construction of a provision of this Plan, the masculine gender may include the feminine, and the singular may include the plural, and vice versa.

ARTICLE III
ELIGIBILITY

    Section 3.1.     In General. Subject to Section 3.2 and Article IV, all Employees, Directors, and Consultants are eligible to participate in the Plan. The Committee may select, from time to time, Participants from those Employees, Directors, and Consultants.

    Section 3.2.     Incentive Stock Options. Only Employees shall be eligible to receive "incentive stock options" (within the meaning of Section 422 of the Code).

ARTICLE IV
PLAN ADMINISTRATION

    Section 4.1.     Responsibility. The Committee shall have total and exclusive responsibility to control, operate, manage, and administer the Plan in accordance with its terms.

    Section 4.2.     Authority of the Committee. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to:

        (a)      determine eligibility for participation in the Plan;

        (b)      select the Participants and determine the type of Awards to be made to Participants, the number of shares subject to Awards and the terms, conditions, restrictions, and limitations of the Awards, including, but not by way of limitation, restrictions on the transferability of Awards and conditions with respect to continued employment, performance criteria, confidentiality, and non-competition;

        (c)      interpret the Plan;

        (d)      construe any ambiguous provision, correct any default, supply any omission, and reconcile any inconsistency of the Plan;

        (e)      issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper;

        (f)      make regulations for carrying out the Plan and make changes in such regulations as it from time to time deems proper;

        (g)      to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations;

        (h)     promulgate rules and regulations regarding treatment of Awards of a Participant under the Plan in the event of such Participant’s death, disability, retirement, termination from the Company, or breach of agreement by the Participant, or in the event of a change of control of the Company;

        (i)      accelerate the vesting, exercise, or payment of an Award or the Performance Period of an Award when such action or actions would be in the best interest of the Company;

        (j)      establish such other types of Awards, besides those specifically enumerated in Article V hereof, which the Committee determines are consistent with the Plan’s purpose;

        (k)      subject to Section 4.3, grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Company;

        (l)      establish and administer the Performance Goals and certify whether, and to what extent, they have been attained;

        (m)      determine the terms and provisions of any agreements entered into hereunder;

        (n)     take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan; and

        (o)      make all other determinations it deems necessary or advisable for the administration of the Plan, including factual determinations.

The decisions of the Committee and its actions with respect to the Plan shall be final, binding, and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.

    Section 4.3.     Option Repricing. Except for adjustments pursuant to Section 6.2, the Committee shall not reprice any stock options and/or stock appreciation rights unless such action is approved by the Company’s stockholders. For purposes of the Plan, the term "reprice" shall mean the reduction, directly or indirectly, in the per-share exercise price of an outstanding stock option(s) and/or stock appreciation right(s) issued under the Plan by amendment, cancellation, or substitution.

    Section 4.4.     Section 162(m) of the Code. With regard to Awards issued to Covered Employees that are intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, the Plan shall, for all purposes, be interpreted and construed with respect to such Awards in the manner that would result in such interpretation or construction satisfying the exemptions available under Section 162(m) of the Code.

    Section 4.5.     Action by the Committee. Except as otherwise provided by Section 4.6, the Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee.

    Section 4.6.     Allocation and Delegation of Authority. The Committee may allocate all or any portion of its responsibilities and powers under the Plan to any one or more of its members, the CEO, or other senior members of management as the Committee deems appropriate, and may delegate all or any part of its responsibilities and powers to any such person or persons; provided, that any such allocation or delegation be in writing; provided, further, that only the Committee, or other committee consisting of two or more Directors, all of whom are both "Non-Employee Directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of the definition of such term as contained in Treasury Regulation Section 1.162-27(e)(3), or any successor definition adopted under Section 162(m) of the Code, may select and grant Awards to Participants who are subject to Section 16 of the Exchange Act or are Covered Employees. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

ARTICLE V
FORM OF AWARDS

    Section 5.1.     In General. Awards may, at the Committee’s sole discretion, be paid in the form of Performance Awards pursuant to Article VII, stock options pursuant to Article VIII, stock appreciation rights pursuant to Article IX, Stock Awards pursuant to Article X, Restricted Stock Unit Awards pursuant to Article XI, performance units pursuant to Article XII, any form established by the Committee pursuant to Section 4.2(j), or a combination thereof. Each Award shall be subject to the terms, conditions, restrictions, and limitations of the Plan and the Award Notice for such Award. Awards under a particular Article of the Plan need not be uniform and Awards under two or more Articles may be combined into a single Award Notice. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant.

    Section 5.2.               Foreign Jurisdictions.

        (a)          Special Terms. In order to facilitate the making of any Award to Participants who are employed or retained by the Company outside the United States as Employees, Directors, or Consultants (or who are foreign nationals temporarily within the United States), the Committee may provide for such modifications and additional terms and conditions ("Special Terms") in Awards as the Committee may consider necessary or appropriate to accommodate differences in local law, policy, or custom or to facilitate administration of the Plan. The Special Terms may provide that the grant of an Award is subject to (i) applicable governmental or regulatory approval or other compliance with local legal requirements and/or (ii) the execution by the Participant of a written instrument in the form specified by the Committee, and that in the event such conditions are not satisfied, the grant shall be void. The Special Terms may also provide that an Award shall become exercisable or redeemable, as the case may be, if an Employee’s employment or Director or Consultant’s relationship with the Company ends as a result of workforce reduction, realignment, or similar measure and the Committee may designate a person or persons to make such determination for a location. The Committee may adopt or approve sub-plans, appendices or supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for purposes of implementing any Special Terms, without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, no such sub-plans, appendices or supplements to, or amendments, restatements, or alternative versions of, the Plan shall: (x) increase the limitations contained in Section 6.3; (y) increase the number of available shares under Section 6.1; or (z) cause the Plan to cease to satisfy any conditions of Rule 16b-3 under the Exchange Act.

        (b)     Currency Effects. Unless otherwise specifically determined by the Committee, all Awards and payments pursuant to such Awards shall be determined in United States currency. The Committee shall determine, in its discretion, whether and to the extent any payments made pursuant to an Award shall be made in local currency, as opposed to United States dollars. In the event payments are made in local currency, the Committee may determine, in its discretion and without liability to any Participant, the method and rate of converting the payment into local currency.

ARTICLE VI
SHARES SUBJECT TO PLAN

    Section 6.1.     Available Shares. The maximum aggregate number of shares of Common Stock which shall be available for the grant of Awards under the Plan (including incentive stock options) during its term shall not exceed 1,000,000 (the "Share Reserve"). The Share Reserve shall be subject to adjustment as provided in Section 6.2. Any shares of Common Stock related to Awards that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, are settled in cash in lieu of Common Stock, or are exchanged with the Committee’s permission for Awards not involving Common Stock shall be available again for grant under the Plan. Moreover, if the exercise price of any Award granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock tendered will be deemed delivered for purposes of determining the Share Reserve available for delivery under the Plan. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares, including shares purchased in open market or private transactions. For the purpose of computing the total number of shares of Common Stock granted under the Plan, where one or more types of Awards, both of which are payable in shares of Common Stock, are granted in tandem with each other such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, the number of shares granted under both Awards shall be deemed to be equivalent to the number of shares under one of the Awards.

    Section 6.2.     Adjustment Upon Certain Events.  In the event that there is, with respect to the Company, a stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, or transaction or exchange of Common Stock or other corporate exchange, or any distribution to stockholders of Common Stock or other property or securities (other than regular cash dividends), or any transaction similar to the foregoing or other transaction that results in a change to the Company’s capital structure, then the Committee shall make substitutions and/or adjustments to the maximum number of shares available for issuance under the Plan, the maximum Award payable under Section 6.3, the number of shares to be issued pursuant outstanding Awards, the option prices, exercise prices or purchase prices of outstanding Awards and/or any other affected terms of an Award or the Plan as the Committee, in its sole discretion and without liability to any person, deems equitable or appropriate. Unless the Committee determines otherwise, in no event shall an Award to any Participant that is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code be adjusted pursuant to this Section 6.2 to the extent such adjustment would cause such Award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

    Section 6.3.     Maximum Award Payable. Subject to Section 6.2, and notwithstanding any provision contained in the Plan to the contrary, the maximum Award payable (or granted, if applicable) to any one Participant under the Plan for a calendar year is 250,000 shares of Common Stock or, in the event the Award is paid in cash, $2,000,000.

ARTICLE VII
PERFORMANCE AWARDS

    Section 7.1.     Purpose. For purposes of Performance Awards issued to Employees, Directors, and Consultants that are intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, the provisions of this Article VII shall apply in addition to and, where necessary, in lieu of the provisions of Article X, Article XI, and Article XII. The purpose of this Article is to provide the Committee the ability to qualify the Stock Awards authorized under Article X, the Restricted Stock Unit Awards authorized under Article XI, and the performance units under Article XII as "performance-based compensation" under Section 162(m) of the Code. The provisions of this Article VII shall control over any contrary provision contained in Article X, Article XI, or Article XII.

    Section 7.2.     Eligibility. For each Performance Period, the Committee will, in its sole discretion, designate within the initial period allowed under Section 162(m) of the Code which Employees, Directors, and Consultants will be Participants for such period. However, designation of an Employee, Director, or Consultant as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. The determination as to whether or not such Participant becomes entitled to an Award for such Performance Period shall be decided solely in accordance with the provisions of this Article VII. Moreover, designation of an Employee, Director, or Consultant as a Participant for a particular Performance Period shall not require designation of such Employee, Director, or Consultant as a Participant in any subsequent Performance Period, and designation of one Employee, Director, or Consultant as a Participant shall not require designation of any other Employee, Director, or Consultant as a Participant in such period or in any other period.

    Section 7.3.     Discretion of Committee with Respect to Performance Awards. The Committee shall have the authority to determine which Covered Employees or other Employees, Directors, or Consultants shall be Participants of a Performance Award. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s), whether the Performance Goal(s) is (are) to apply to the Company or any one or more subunits thereof and the Performance Formula. For each Performance Period, with regard to the Performance Awards to be issued for such period, the Committee will, within the initial period allowed under Section 162(m) of the Code, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.3 and record the same in writing.

    Section 7.4.     Payment of Performance Awards.

        (a)      Condition to Receipt of Performance Award. Unless otherwise provided in the relevant Award Notice, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for a Performance Award for such Performance Period.

        (b)      Limitation. A Participant shall be eligible to receive a Performance Award for a Performance Period only to the extent that: (1) the Performance Goals for such period are achieved; and (2) and the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Award has been earned for the Performance Period.

        (c)      Certification. Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to also calculate and certify in writing the amount of the Performance Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Award for the Performance Period and, in so doing, shall apply Negative Discretion, if and when it deems appropriate.

        (d)      Negative Discretion. In determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Award earned under the Performance Formula for the Performance Period through the use of Negative Discretion, if in its sole judgment, such reduction or elimination is appropriate.

        (e)      Timing of Award Payments. The Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by Section 7.4(c).

ARTICLE VIII
STOCK OPTIONS

    Section 8.1.     In General. Awards may be granted in the form of stock options. These stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both. All Awards under the Plan issued to Covered Employees in the form of non-qualified stock options shall qualify as "performance-based compensation" under Section 162(m) of the Code.

    Section 8.2.     Terms and Conditions of Stock Options. An option shall be exercisable in accordance with such terms and conditions and at such times and during such periods as may be determined by the Committee. The price at which Common Stock may be purchased upon exercise of a stock option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock, as determined by the Committee, on the Effective Date of the option’s grant. In addition, the term of a stock option may not exceed ten (10) years.

    Section 8.3.     Restrictions Relating to Incentive Stock Options.  Stock options issued in the form of incentive stock options shall, in addition to being subject to the terms and conditions of Section 8.2, comply with Section 422 of the Code. Accordingly, the aggregate Fair Market Value (determined at the time the option was granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000 (or such other limit as may be required by Section 422 of the Code).

    Section 8.4.     Exercise. Upon exercise, the option price of a stock option may be paid in cash, or, to the extent permitted by the Committee, by tendering, by either actual delivery of shares or by attestation, shares of Common Stock, a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option. Stock options awarded under the Plan may also be exercised by way of a broker-assisted stock option exercise program, if any, provided such program is available at the time of the option’s exercise. Notwithstanding the foregoing or the provision of any Award Notice, a Participant may not pay the exercise price of a stock option using shares of Common Stock if, in the opinion of counsel to the Company, (i) the Participant is, or within the six months preceding such exercise was, subject to reporting under Section 16(a) of the Exchange Act, (ii) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act, or (iii) there is a substantial likelihood that the use of such form of payment would result in accounting treatment to the Company under generally accepted accounting principles that the Committee reasonably determines is adverse to the Company.

ARTICLE IX
STOCK APPRECIATION RIGHTS

    Section 9.1.     In General. Awards may be granted in the form of stock appreciation rights ("SARs"). SARs entitle the Participant to receive a payment equal to the appreciation in a stated number of shares of Common Stock from the exercise price to the Fair Market Value of the Common Stock on the date of exercise. The "exercise price" for a particular SAR shall be defined in the Award Notice for that SAR. A SAR may be granted in tandem with all or a portion of a related stock option under the Plan ("Tandem SARs"), or may be granted separately ("Freestanding SARs"). A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. All Awards under the Plan issued to Covered Employees in the form of a SAR shall qualify as "performance-based compensation" under Section 162(m) of the Code.

    Section 9.2.     Terms and Conditions of Tandem SARs. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related stock option is exercisable, and the "exercise price" of such a SAR (the base from which the value of the SAR is measured at its exercise) shall be the option price under the related stock option. However, at no time shall a Tandem SAR be issued if the option price of its related stock option is less than the Fair Market Value of the Common Stock, as determined by the Committee, on the Effective Date of the Tandem SAR’s grant. If a related stock option is exercised as to some or all of the shares covered by the Award, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares covered by the stock option exercise. Upon exercise of a Tandem SAR as to some or all of the shares covered by the Award, the related stock option shall be canceled automatically to the extent of the number of shares covered by such exercise. Moreover, all Tandem SARs shall expire not later than ten (10) years from the Effective Date of the SAR’s grant.

    Section 9.3.    Terms and Conditions of Freestanding SARs. Freestanding SARs shall be exercisable or automatically mature in accordance with such terms and conditions and at such times and during such periods as may be determined by the Committee. The exercise price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Effective Date of the Freestanding SAR’s grant. Moreover, all Freestanding SARs shall expire not later than ten (10) years from the Effective Date of the Freestanding SAR’s grant.

    Section 9.4.    Deemed Exercise.  The Committee may provide that a SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR if at such time the SAR by its terms remains exercisable and, if so exercised, would result in a payment to the holder of such SAR.

    Section 9.5.     Payment. Unless otherwise provided in an Award Notice, an SAR may be paid in cash, Common Stock or any combination thereof, as determined by the Committee, in its sole and absolute discretion, at the time that the SAR is exercised.

ARTICLE X
STOCK AWARDS

    Section 10.1.     Grants. Awards may be granted in the form of Stock Awards. Stock Awards shall be awarded in such numbers and at such times during the term of the Plan as the Committee shall determine.

    Section 10.2.     Performance Criteria. For Stock Awards conditioned, restricted, and/or limited based on Performance Goals, the length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance Goals may be revised by the Committee, at such times as it deems appropriate during the Performance Period, in order to take into consideration any unforeseen events or changes in circumstances.

    Section 10.3.     Rights as Stockholders. During the period in which any restricted shares of Common Stock are subject to any restrictions, the Committee may, in its sole discretion, deny a Participant to whom such restricted shares have been awarded all or any of the rights of a stockholder with respect to such shares, including, but not by way of limitation, limiting the right to vote such shares or the right to receive dividends on such shares.

    Section 10.4.     Evidence of Award. Any Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates, with such restrictive legends and/or stop transfer instructions as the Committee deems appropriate.

ARTICLE XI
RESTRICTED STOCK UNIT AWARDS

    Section 11.1.     Grants. Awards may be granted in the form of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be awarded in such numbers and at such times during the term of the Plan as the Committee shall determine.

    Section 11.2.     Rights as Stockholders.  Until the shares of Common Stock to be received upon the vesting of such Restricted Stock Unit Award are actually received by a Participant, the Participant shall have no rights as a stockholder with respect to such shares.

    Section 11.3.      Evidence of Award. A Restricted Stock Unit Award granted under the Plan may be recorded on the books and records of the Company in such manner as the Committee deems appropriate.

ARTICLE XII
PERFORMANCE UNITS

    Section 12.1.     Grants. Awards may be granted in the form of performance units. Performance units, as that term is used in this Plan, shall refer to units valued by reference to designated criteria established by the Committee, other than Common Stock.

    Section 12.2.     Performance Criteria. Performance units shall be contingent on the attainment during a Performance Period of certain Performance Goals. The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance Goals may be revised by the Committee, at such times as it deems appropriate during the Performance Period, in order to take into consideration any unforeseen events or changes in circumstances.

ARTICLE XIII
PAYMENT OF AWARDS

    Section 13.1.     Payment. Absent a Plan or Award Notice provision to the contrary, payment of Awards may, at the discretion of the Committee, be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Common Stock, restrictions on transfer and forfeiture provisions; provided, however, such terms, conditions, restrictions, and/or limitations are not inconsistent with the Plan.

    Section 13.2.     Withholding Taxes. The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Company, shares of Common Stock having a Fair Market Value equal to the minimum amount of such required withholding taxes. Notwithstanding the foregoing or the provision of any Award Notice, a Participant may not pay the amount of taxes required by law to be withheld using shares of Common Stock if, in the opinion of counsel to the Company, (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act, or (ii) there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Company under generally accepted accounting principles.

ARTICLE XIV
DIVIDEND AND DIVIDEND EQUIVALENTS

If an Award is granted in the form of a Stock Award or stock option, or in the form of any other stock-based grant, the Committee may choose, at the time of the grant of the Award or any time thereafter up to the time of the Award’s payment, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time(s) as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee’s discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with Stock Awards, be credited as additional Stock Awards and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award.

ARTICLE XV
DEFERRAL OF AWARDS

At the discretion of the Committee, payment of any Award, salary, bonus compensation, Company Board compensation, dividend or dividend equivalent, or any portion thereof, may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant prior to the time established by the Committee for such purpose, on a form provided by the Company. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. Deferred Awards may also be credited with interest, at such rates to be determined by the Committee, or invested by the Company, and, with respect to those deferred Awards denominated in the form of Common Stock, credited with dividends or dividend equivalents.

ARTICLE XVI
MISCELLANEOUS

    Section 16.1.    Nonassignability.  Except as otherwise provided in an Award Notice, no Awards or any other payment under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution), assignment, or pledge, nor shall any Award be payable to or exercisable by anyone other than the Participant to whom it was granted.

    Section 16.2.    Regulatory Approvals and Listings. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Stock Awards or any other Award resulting in the payment of Common Stock prior to (a) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the stock exchange or quotation system on which the Common Stock may be listed, and (c) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

    Section 16.3.    No Right to Continued Employment or Grants. Participation in the Plan shall not give any Participant the right to remain in the employ or other service of the Company. The Company reserves the right to terminate the employment or other service of a Participant at any time. Further, the adoption of this Plan shall not be deemed to give any Employee, Director, or any other individual any right to be selected as a Participant or to be granted an Award. In addition, no Employee, Director, or any other individual having been selected for an Award, shall have at any time the right to receive any additional Awards.

    Section 16.4.    Amendment/ Termination. The Committee may suspend or terminate the Plan at any time for any reason with or without prior notice. In addition, the Committee may, from time to time for any reason and with or without prior notice, amend the Plan in any manner, but may not without stockholder approval adopt any amendment which would require the vote of the stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities, or other applicable laws or regulations, including, but not limited to, the listing requirements of the stock exchanges or quotation systems on which the securities of the Company are listed. Notwithstanding the foregoing, without the consent of a Participant (except as otherwise provided in Section 6.2), no amendment may materially and adversely affect any of the rights of such Participant under any Award theretofore granted to such Participant under the Plan.

    Section 16.5.    Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Nevada, except as superseded by applicable federal law, without giving effect to its conflicts of law provisions.

    Section 16.6.    No Right, Title, or Interest in Company Assets. No Participant shall have any rights as a stockholder as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name, and, in the case of restricted shares of Common Stock, such rights are granted to the Participant under the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company and the Participant shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.

    Section 16.7.    No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents, and employees, makes any representation, commitment, or guaranty that any tax treatment, including, but not limited to, federal, state, and local income, estate, and gift tax treatment, will be applicable with respect to the tax treatment of any Award, any amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

YOUR VOTE IS IMPORTANT

If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope, or otherwise to Proxy Tabulator, P.O. Box 535450, Pittsburgh, PA 15253, so that your shares may be represented at the Annual Meeting. If you vote by telephone or Internet, it is not necessary to return this proxy card.

ò Please fold and detach card at perforation before mailing. ò

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COVENANT TRANSPORT, INC.	PROXY

A vote FOR Proposal 1, Proposal 2, and granting the proxies discretionary authority is recommended by the Board of Directors of the Company. When properly executed, this proxy will be voted in the manner directed by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR Proposal 1, FOR Proposal 2, and, at the discretion of the proxy holder, upon such other matters as may properly come before the meeting or any adjournment thereof. Proxies marked "Abstain" and broker non-votes are counted only for purposes of determining whether a quorum is presented at the meeting.

1.	Election of Directors

❑	FOR all nominees listed below	❑	WITHHOLD AUTHORITY
	(except as marked to the contrary below)		to vote for all nominees listed below

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name below.

Nominees:	(1) William T. Alt	(2) Robert E. Bosworth	(3) Hugh O. Maclellan, Jr.	(4) Bradley A. Moline
	(5) Niel B. Nielson	(6) David R. Parker	(7) Mark A. Scudder

2.	Approval of the Covenant Transport, Inc. 2006 Omnibus Incentive Plan

❑	FOR approval of the plan	❑	AGAINST approval of the plan	❑	ABSTAIN

3.	In their discretion, the attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

❑	GRANT AUTHORITY to vote	❑	WITHHOLD AUTHORITY to vote	❑	ABSTAIN

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

c/o UMB Bank, N.A. P.O. Box 419064 Kansas City, MO 64141
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VOTE BY TELEPHONE
__________________________________
Have your proxy card available when you call our Toll-Free number 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.
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VOTE BY INTERNET
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Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.
___________________________________
VOTE BY MAIL
___________________________________
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Proxy Tabulator, P.O. Box 535450, Pittsburgh PA 15253.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Vote by Internet Access the Website and cast your vote: www.cesvote.com	Vote by Mail Return your proxy in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week.
Your telephone or Internet vote must be received by 11:59 p.m. Eastern Time on May 22, 2006, to be counted in the final tabulation.
If you vote by telephone or over the Internet, do not mail your proxy card.

à
Proxy card must be signed and dated below.
ò Please fold and detach card at perforation before mailing. ò
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PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 23, 2006 Solicited on Behalf of the Board of Directors of the Company

The undersigned holder(s) of Class A and/or Class B common stock (individually or together referred to as "Common Stock") of Covenant Transport, Inc., a Nevada corporation (the "Company"), hereby appoint(s) David R. Parker, Michael W. Miller, and Joey B. Hogan, and each or any of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all of the Common Stock that the undersigned is (are) entitled to vote at the annual meeting of stockholders of the Company to be held at the Company’s Corporate Headquarters at 400 Birmingham Highway, Chattanooga, Tennessee, on Tuesday, May 23, 2006, at 10:00 A.M. Eastern Time, and at any adjournment thereof. The undersigned acknowledges receipt of the Notice and Proxy Statement for the 2006 annual meeting of stockholders and the annual report to stockholders for the year ended December 31, 2005.

Date:	, 2006

Signature

Signature (if held jointly)

Please sign above exactly as your name appears at the upper left. When shares are held by joint tenants, both shall sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE SIGN, DATE AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE